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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2010 through August 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Disciplined
Growth Fund

--------------------------------------------------------------------------------
Annual Report | August 31, 2011
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   SRSGX
Class C   PRGCX
Class Y   PRGYX


[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           7

Prices and Distributions                                                    8

Performance Update                                                          9

Comparing Ongoing Fund Expenses                                            12

Schedule of Investments                                                    14

Financial Statements                                                       20

Notes to Financial Statements                                              27

Report of Independent Registered Public Accounting Firm                    34

Trustees, Officers and Service Providers                                   36


                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, and improved consumption. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     3

Portfolio Management Discussion | 8/31/11

In the following interview, Paul Cloonan, head of equity research, U.S., and Ashesh ("Ace") Savla, vice president and senior quantitative research analyst, discuss the market environment and other factors that affected Pioneer Disciplined Growth Fund's performance over the 12 months ended August 31, 2011. Mr. Cloonan and Mr. Savla are responsible for the day-to-day management of the Fund.

Q How would you characterize the investment environment for equities, over the 12-month period ended August 31, 2011?

A The U.S. equity market continued to advance through April 2011, driven by strong corporate earnings and attractive equity valuations compared to many other asset classes. With short-term interest rates at historically low levels and abundant liquidity due to the Federal Reserve Board's (the Fed's) "quantitative easing" program, investors became less risk-averse and increased their exposure to equities. In the last few months of the period, however, the equity market traded below the level it reached in late April 2011, due to increasing macroeconomic risk factors such as slowing economic growth, the U.S. debt ceiling and fiscal debates, the debt crisis in Europe, and tighter monetary policy in China as well as other countries. Corporate earnings have continued to be strong, but there is risk that earnings growth could slow as a result of the macro factors. Despite the macro-related concerns at the end of the period, the Russell 1000 Growth Index, the Fund's benchmark, delivered a total return of 23.96% for the 12 months ended August 31, 2011. The Russell 1000 Growth Index outperformed the Russell 1000 Value Index return of 14.37% over the same 12-month period, primarily due to the larger weighting of the financials sector in the Russell 1000 Value Index. The financials sector has been lagging other sectors due to regulatory risks, concerns about credit risk, sluggish loan growth and other factors.

Q  How did the Fund perform over the 12 months ended August 31, 2011?

A Pioneer Disciplined Growth Fund Class A shares returned 21.62% at net asset value over the 12 months ended August 31, 2011, while the Fund's benchmark, the Russell 1000 Growth Index, returned 23.96%. Over the same 12-month period, the average return of the 763 mutual funds in Lipper's Large-Cap Growth Funds category was 21.33%.


4     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Q The Fund underperformed the Russell 1000 Growth Index over the full 12-month period ended August 31, 2011. Could you highlight some of the factors behind the Fund's underperformance relative to the benchmark?

A As designed, the Fund's performance is derived primarily from individual stock selection. The underperformance of the Fund during the 12-month period did not come from any clear macroeconomic factor or industry bias, but rather from specific individual securities that did not perform as well as the Russell 1000 Growth Index benchmark.

Q What sector allocations or portfolio holdings disappointed during the 12-month period ended August 31, 2011?

A The Fund's underperformance during the period derived primarily from stock selection in two industry groups, retailing and capital goods. In retailing, Fund holdings Target and Staples both underperformed the overall group as both companies experienced weaker-than-expected sales. In capital goods, Fund holdings Textron and Ingersoll-Rand underperformed as slowing economic growth dampened the growth prospects for Textron's business jets (Cessna) and Ingersoll-Rand's air conditioning systems business.

Q Given the fairly negative economic news over the past few months, what is your outlook for the remainder of 2011?

A We remain optimistic about the outlook for equities, although some of the macro issues addressed in the first question above may provide headwinds for the equity market in the near term. Our optimism on the longer-term outlook for equities is supported by attractive equity valuations relative to other asset classes and our assumption that the economy will continue to grow. In addition, corporate balance sheets and cash flow are strong, which may lead to increased merger-and-acquisition activity, share repurchases and dividend increases.

   We will continue to focus our efforts on stock picking, which we believe is the Fund's key competitive advantage and primary performance driver. Our approach to stock picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.


Please refer to the Schedule of Investments on pages 14-19 for a full listing of Fund securities.


                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     5

Small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Portfolio Summary | 8/31/11

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                           28.0%
Consumer Discretionary                                           13.8%
Consumer Staples                                                 12.0%
Health Care                                                      11.8%
Industrials                                                      11.4%
Energy                                                           10.9%
Materials                                                         6.5%
Financials                                                        4.1%
Telecommunication Services                                        1.5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  Apple, Inc.                                                5.81%
 2.  Microsoft Corp.                                            5.06
 3.  Exxon Mobil Corp.                                          4.35
 4.  Philip Morris International                                4.11
 5.  Google, Inc.                                               3.81
 6.  Oracle Corp.                                               3.32
 7.  United Technologies Corp.                                  3.07
 8.  3M Co.                                                     3.06
 9.  Alexion Pharmaceuticals, Inc.                              2.96
10.  Freeport-McMoRan Copper & Gold, Inc. (Class B)             2.61

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     7

Prices and Distributions | 8/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                   8/31/11                  8/31/10
       A                       $9.67                    $8.82
--------------------------------------------------------------------------------
       C                       $9.48                    $8.71
--------------------------------------------------------------------------------
       Y                       $9.73                    $8.86
--------------------------------------------------------------------------------

Distributions per Share: 9/1/10-8/31/11
--------------------------------------------------------------------------------

                   Net Investment       Short-Term         Long-Term
     Class            Income           Capital Gains     Capital Gains
       A              $0.0286             $0.7041           $0.3003
--------------------------------------------------------------------------------
       C              $    --             $0.7041           $0.3003
--------------------------------------------------------------------------------
       Y              $0.0555             $0.7041           $0.3003
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 9-11.


8     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                          Net Asset       Public Offering
 Period                                   Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                3.61%           2.54%
 5 Years                                   3.76            2.54
 1 Year                                   21.62           14.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                           1.66%           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Disciplined                  Russell 1000
                     Growth Fund                          Growth Index
12/05                 9425                                10000
 8/06                 9779                                10022
 8/07                11803                                11796
 8/08                10619                                10998
 8/09                 9170                                 9154
 8/10                 9672                                 9717
 8/11                11763                                12045

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     9

Performance Update | 8/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                          If              If
 Period                                   Held            Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (7/16/08)                                 3.24%           3.24%
 1 Year                                   20.58           20.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                           2.36%           2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Disciplined            Russell 1000
                     Growth Fund                    Growth Index

7/08                 10000                          10000
8/08                 10205                          10108
8/09                  8741                           8414
8/10                  9133                           8931
8/11                 11013                          11070

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                          If              If
 Period                                   Held            Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                3.36%           3.36%
 5 Years                                   3.48            3.48
 1 Year                                   22.07           22.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                           1.15%           0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer Disciplined            Russell 1000
                     Growth Fund                    Growth Index
12/05                5000000                        5000000
 8/06                5188583                        5010842
 8/07                6184682                        5897918
 8/08                5501150                        5498795
 8/09                4767379                        4577221
 8/10                5042718                        4858460
 8/11                6155754                        6022525

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from March 1, 2011 through August 31, 2011.

-----------------------------------------------------------------------------
 Share Class                          A               C               Y
-----------------------------------------------------------------------------
 Beginning Account                $1,000.00       $1,000.00       $1,000.00
 Value on 3/1/11
-----------------------------------------------------------------------------
 Ending Account Value               $929.82         $925.76         $930.20
 (after expenses) on 8/31/11
-----------------------------------------------------------------------------
 Expenses Paid                        $6.08          $10.44           $4.38
 During Period*
-----------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


12     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2011 through August 31, 2011.

-----------------------------------------------------------------------------
 Share Class                          A               C               Y
-----------------------------------------------------------------------------
 Beginning Account                $1,000.00       $1,000.00       $1,000.00
 Value on 3/1/11
-----------------------------------------------------------------------------
 Ending Account Value             $1,018.90       $1,014.37       $1,020.67
 (after expenses) on 8/31/11
-----------------------------------------------------------------------------
 Expenses Paid                        $6.36          $10.92           $4.58
 During Period*
-----------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     13

Schedule of Investments | 8/31/11

----------------------------------------------------------------------------------
 Shares                                                                Value
----------------------------------------------------------------------------------
               COMMON STOCKS -- 95.9%
               ENERGY -- 10.6%
               Integrated Oil & Gas -- 4.8%
     3,100     Chevron Corp.                                           $   306,621
    30,400     Exxon Mobil Corp.                                         2,250,816
                                                                       -----------
                                                                       $ 2,557,437
----------------------------------------------------------------------------------
               Oil & Gas Drilling -- 0.8%
    22,000     Nabors Industries, Inc.*                                $   405,680
----------------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 3.2%
    23,000     Cameron International Corp.*                            $ 1,195,080
     7,600     National-Oilwell Varco, Inc.                                502,512
                                                                       -----------
                                                                       $ 1,697,592
----------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 1.8%
     9,400     Apache Corp.                                            $   968,858
                                                                       -----------
               Total Energy                                            $ 5,629,567
----------------------------------------------------------------------------------
               MATERIALS -- 6.3%
               Diversified Metals & Mining -- 2.5%
    28,600     Freeport-McMoRan Copper & Gold, Inc. (Class B)          $ 1,348,204
----------------------------------------------------------------------------------
               Fertilizers & Agricultural Chemicals -- 2.2%
    16,600     The Mosaic Co.                                          $ 1,180,758
----------------------------------------------------------------------------------
               Specialty Chemicals -- 1.6%
    15,400     Ecolab, Inc. (b)                                        $   825,440
                                                                       -----------
               Total Materials                                         $ 3,354,402
----------------------------------------------------------------------------------
               CAPITAL GOODS -- 9.0%
               Aerospace & Defense -- 3.4%
    13,000     Textron, Inc.                                           $   219,310
    21,419     United Technologies Corp.                                 1,590,361
                                                                       -----------
                                                                       $ 1,809,671
----------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.7%
    32,000     The Manitowoc Co., Inc.                                 $   355,520
----------------------------------------------------------------------------------
               Industrial Conglomerates -- 3.0%
    19,100     3M Co.                                                  $ 1,584,918
----------------------------------------------------------------------------------
               Industrial Machinery -- 1.9%
    17,600     Ingersoll-Rand Plc                                      $   589,776
     7,400     SPX Corp.                                                   420,986
                                                                       -----------
                                                                       $ 1,010,762
                                                                       -----------
               Total Capital Goods                                     $ 4,760,871
----------------------------------------------------------------------------------
               TRANSPORTATION -- 2.1%
               Railroads -- 2.1%
    12,200     Union Pacific Corp.                                     $ 1,124,474
                                                                       -----------
               Total Transportation                                    $ 1,124,474
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

----------------------------------------------------------------------
 Shares                                                    Value
----------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 1.7%
               Auto Parts & Equipment -- 1.7%
    18,600     Lear Corp.                                  $   888,708
                                                           -----------
               Total Automobiles & Components              $   888,708
----------------------------------------------------------------------
               CONSUMER SERVICES -- 4.0%
               Restaurants -- 4.0%
     3,000     Chipotle Mexican Grill, Inc.*               $   940,110
    30,900     Starbucks Corp.                               1,193,358
                                                           -----------
                                                           $ 2,133,468
                                                           -----------
               Total Consumer Services                     $ 2,133,468
----------------------------------------------------------------------
               MEDIA -- 3.6%
               Cable & Satellite -- 1.7%
    40,700     Comcast Corp.                               $   875,457
----------------------------------------------------------------------
               Movies & Entertainment -- 1.9%
    20,800     Viacom, Inc. (Class B)                      $ 1,003,392
                                                           -----------
               Total Media                                 $ 1,878,849
----------------------------------------------------------------------
               RETAILING -- 4.2%
               Department Stores -- 2.2%
    45,400     Macy's, Inc.                                $ 1,178,130
----------------------------------------------------------------------
               Specialty Stores -- 2.0%
    71,800     Staples, Inc.                               $ 1,058,332
                                                           -----------
               Total Retailing                             $ 2,236,462
----------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 1.8%
               Drug Retail -- 1.8%
    27,500     Walgreen Co.                                $   968,275
                                                           -----------
               Total Food & Drug Retailing                 $   968,275
----------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 9.9%
               Distillers & Vintners -- 1.0%
    26,500     Constellation Brands, Inc.*                 $   523,905
----------------------------------------------------------------------
               Packaged Foods & Meats -- 2.5%
    24,500     Campbell Soup Co. (b)                       $   780,815
     8,900     Hershey Foods Corp.                             521,985
                                                           -----------
                                                           $ 1,302,800
----------------------------------------------------------------------
               Soft Drinks -- 2.4%
    18,300     Coca-Cola Co.                               $ 1,289,235
----------------------------------------------------------------------
               Tobacco -- 4.0%
    30,700     Philip Morris International                 $ 2,128,124
                                                           -----------
               Total Food, Beverage & Tobacco              $ 5,244,064
----------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 5.2%
               Health Care Distributors -- 1.6%
    20,600     Cardinal Health, Inc.                       $   875,500
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     15

---------------------------------------------------------------------
 Shares                                                   Value
---------------------------------------------------------------------
               Health Care Services -- 1.3%
    12,900     Medco Health Solutions, Inc.*              $   698,406
---------------------------------------------------------------------
               Managed Health Care -- 2.3%
    25,128     United Healthcare Group, Inc.              $ 1,194,083
                                                          -----------
               Total Health Care Equipment & Services     $ 2,767,989
---------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 6.3%
               Biotechnology -- 4.5%
    26,472     Alexion Pharmaceuticals, Inc.*             $ 1,533,920
    15,674     Amgen, Inc.                                    868,418
                                                          -----------
                                                          $ 2,402,338
---------------------------------------------------------------------
               Pharmaceuticals -- 1.8%
    34,700     Pfizer, Inc.                               $   658,606
     3,900     Watson Pharmaceuticals, Inc.*                  261,768
                                                          -----------
                                                          $   920,374
                                                          -----------
               Total Pharmaceuticals & Biotechnology      $ 3,322,712
---------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.4%
               Consumer Finance -- 2.4%
    10,700     Capital One Financial Corp. (b)            $   492,735
    31,800     Discover Financial Services                    800,088
                                                          -----------
                                                          $ 1,292,823
                                                          -----------
               Total Diversified Financials               $ 1,292,823
---------------------------------------------------------------------
               SOFTWARE & SERVICES -- 15.5%
               Application Software -- 1.8%
    15,825     Citrix Systems, Inc.*                      $   956,305
---------------------------------------------------------------------
               Internet Software & Services -- 4.5%
     3,645     Google, Inc.*                              $ 1,971,799
    31,100     Yahoo!, Inc.*                                  423,116
                                                          -----------
                                                          $ 2,394,915
---------------------------------------------------------------------
               Systems Software -- 9.2%
    98,421     Microsoft Corp.                            $ 2,617,997
    61,254     Oracle Corp.                                 1,719,400
    11,200     Rovi Corp.*(b)                                 547,568
                                                          -----------
                                                          $ 4,884,965
                                                          -----------
               Total Software & Services                  $ 8,236,185
---------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 8.9%
               Communications Equipment -- 1.6%
    40,000     Juniper Networks, Inc.*                    $   837,200
---------------------------------------------------------------------
               Computer Hardware -- 5.7%
     7,816     Apple, Inc.*                               $ 3,007,831
---------------------------------------------------------------------
               Technology Distributors -- 1.6%
    27,400     Arrow Electronics, Inc.*                   $   854,880
                                                          -----------
               Total Technology Hardware & Equipment      $ 4,699,911
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

------------------------------------------------------------------------------------
 Shares                                                                  Value
------------------------------------------------------------------------------------
               SEMICONDUCTORS -- 2.9%
               Semiconductor Equipment -- 2.9%
  65,400       Applied Materials, Inc.                                   $   740,328
  22,600       ASM Lithography Holdings NV (A.D.R.)                          797,102
                                                                         -----------
                                                                         $ 1,537,430
                                                                         -----------
               Total Semiconductors                                      $ 1,537,430
------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 1.5%
               Integrated Telecommunication Services -- 1.5%
  22,600       Verizon Communications, Inc.                              $   817,442
                                                                         -----------
               Total Telecommunication Services                          $   817,442
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $48,313,992)                                        $50,893,632
------------------------------------------------------------------------------------
               EXCHANGE TRADED FUND -- 1.6%
  14,800       iShares Dow Jones U.S. Real Estate Index Fund (b)         $   846,856
------------------------------------------------------------------------------------
               TOTAL EXCHANGE TRADED FUND
               (Cost $865,174)                                           $   846,856
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 5.6%
               SECURITIES LENDING COLLATERAL -- 5.6% (c)
               Certificates of Deposit:
    87,223     Bank of America NA, 0.19%, 9/2/11                         $    87,223
    87,223     Bank of Montreal Chicago, 0.18%, 10/20/11                      87,223
    17,445     Bank of Nova Scotia, 0.26%, 9/29/11                            17,445
    69,778     Bank of Nova Scotia, 0.32%, 6/11/12                            69,778
    87,223     Canadian Imperial Bank of Commerce NY, 0.21%, 10/3/11          87,223
    87,214     DnB NOR Bank ASA NY, 0.22%, 11/14/11                           87,214
    43,611     National Australia Bank NY, 0.27%, 10/19/11                    43,611
    95,953     RaboBank Netherland NV NY, 0.29%, 4/2/12                       95,953
    52,334     Royal Bank of Canada NY, 0.33%, 12/2/11                        52,334
    87,226     Skandinav Enskilda Bank NY, 0.33%, 12/6/11                     87,226
    87,223     Westpac Banking Corp. NY, 0.33%, 12/6/11                       87,223
                                                                         -----------
                                                                         $   802,453
------------------------------------------------------------------------------------
               Commercial Paper:
    52,330     ABTPP, 0.10%, 9/26/11                                     $    52,330
    34,889     American Honda Finance, 0.30%, 1/11/12                         34,889
    52,333     Australia & New Zealand Banking Group, 0.15%, 9/6/11           52,333
    87,219     CHARFD, 0.14%, 9/13/11                                         87,219
    52,332     CHARFD, 0.14%, 9/8/11                                          52,332
    40,035     Federal Farm Credit Bank, 0.18%, 8/20/12                       40,035
    62,800     General Electric Capital Corp., 0.37%, 4/10/12                 62,800
     8,716     General Electric Capital Corp., 0.42%, 7/27/12                  8,716
     9,599     General Electric Capital Corp., 0.48%, 11/21/11                 9,599

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     17

-----------------------------------------------------------------------
Principal
Amount ($)                                                  Value
-----------------------------------------------------------------------
               Commercial Paper -- (continued)
    33,143     JDCCPP, 0.10%, 9/20/11                       $    33,143
    78,500     JPMorgan Chase & Co., 0.28%, 7/17/12              78,500
    43,604     NABPP, 0.19%, 10/3/11                             43,604
    78,455     NESCAP, 0.19%, 12/20/11                           78,455
    69,708     NORDNA, 0.28%, 1/9/12                             69,708
    55,913     OLDLLC, 0.17%, 10/5/11                            55,913
    26,162     OLDLLC, 0.17%, 10/7/11                            26,162
    69,761     PGPP, 0.14%, 11/3/11                              69,761
    43,611     Royal Bank of Canada NY, 0.30%, 8/17/12           43,611
    43,611     SANCPU, 0.64%, 9/1/11                             43,611
    52,321     Sanofi Aventis, 0.17%, 10/20/11                   52,321
    34,889     SOCNAM, 0.22%, 9/1/11                             34,889
    87,223     Svenska Handelsbanken, 0.29%, 6/29/12             87,223
    43,610     TBLLC, 0.12%, 9/7/11                              43,610
    46,767     TBLLC, 0.17%, 10/12/11                            46,767
    34,934     TBLLC, 0.18%, 10/5/11                             34,934
    87,223     Toyota Motor Credit Corp., 0.33%, 9/8/11          87,223
    43,600     VARFUN, 0.19%, 10/19/11                           43,600
    34,893     Wachovia, 0.38%, 10/15/11                         34,893
    26,182     Wachovia, 0.40%, 3/1/12                           26,182
    17,451     Wells Fargo & Co., 0.34%, 1/24/12                 17,451
    34,889     WMT, 0.08%, 9/7/11                                34,889
                                                            -----------
                                                            $ 1,486,703
-----------------------------------------------------------------------
               Tri-party Repurchase Agreements:
    79,278     BNP Paribas, Inc., 0.06%, 9/1/11             $    79,278
   331,436     RBS Securities, Inc., 0.06%, 9/1/11              331,436
                                                            -----------
                                                            $   410,714
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------
               Money Market Mutual Funds:
  130,834      Dreyfus Preferred Money Market Fund          $   130,834
  130,834      Fidelity Prime Money Market Fund                 130,834
                                                            -----------
                                                            $   261,668
                                                            -----------
               Total Securities Lending Collateral          $ 2,961,538
-----------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $2,961,538)                            $ 2,961,538
-----------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 103.1%
               (Cost $52,140,704)(a)                        $54,702,026
-----------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- (3.1)%       $(1,633,736)
-----------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                   $53,068,290
=======================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

(a) At August 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $52,216,571 was as follows:

           Aggregate gross unrealized gain for all investments in
             which there is an excess of value over tax cost         $ 5,385,305
           Aggregate gross unrealized loss for all investments in
             which there is an excess of tax cost over value          (2,899,850)
                                                                     -----------
           Net unrealized gain                                       $ 2,485,455
                                                                     ===========

(b)      At August 31, 2011, the following securities were out on loan:

--------------------------------------------------------------------------------
 Shares     Security                                                  Value
--------------------------------------------------------------------------------
 22,500     Campbell Soup Co.                                         $  717,075
  7,000     Capital One Financial Corp.                                  322,350
 15,000     Ecolab, Inc.                                                 804,000
 14,650     iShares Dow Jones U.S. Real Estate Index Fund                838,273
  5,000     Rovi Corp.*                                                  244,450
--------------------------------------------------------------------------------
            Total                                                     $2,926,148
================================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2011 aggregated $62,127,015 and $45,118,928, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (see Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund's assets:

---------------------------------------------------------------------------------------
                                Level 1          Level 2          Level 3       Total
---------------------------------------------------------------------------------------
 Common Stocks                  $50,893,632      $       --       $--       $50,893,632
 Exchange Traded Fund               846,856              --        --           846,856
 Temporary Cash Investments              --       2,289,156        --         2,289,156
 Repurchase Agreements                   --         410,714        --           410,714
 Money Market Mutual Funds          261,668              --        --           261,668
---------------------------------------------------------------------------------------
 Total                          $52,002,156      $2,699,870       $--       $54,702,026
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     19

Statement of Assets and Liabilities | 8/31/11

ASSETS:
  Investment in securities (including securities loaned of
   $2,926,148) (cost $52,140,704)                               $54,702,026
  Cash                                                            1,264,095
  Receivables --
   Fund shares sold                                                  34,703
   Dividends                                                         80,015
   Due from Pioneer Investment Management, Inc.                      10,398
  Other                                                              29,355
---------------------------------------------------------------------------
     Total assets                                               $56,120,592
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                      $    43,150
   Upon return of securities loaned                               2,961,538
  Due to affiliates                                                   4,363
  Accrued expenses                                                   43,251
---------------------------------------------------------------------------
     Total liabilities                                          $ 3,052,302
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                               $46,272,024
  Undistributed net investment income                               150,320
  Accumulated net realized gain on investments                    4,084,624
  Net unrealized gain on investments                              2,561,322
---------------------------------------------------------------------------
     Total net assets                                           $53,068,290
===========================================================================
NET ASSET VALUE PER SHARE:

(No par value, unlimited number of shares authorized)
  Class A (based on $5,257,451/543,626 shares)                   $     9.67
  Class C (based on $1,282,695/135,334 shares)                   $     9.48
  Class Y (based on $46,528,144/4,780,158 shares)                $     9.73
MAXIMUM OFFERING PRICE:
  Class A ($9.67 [divided by] 94.25%)                            $    10.26
===========================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Statement of Operations


For the Year Ended 8/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $71)                   $613,494
  Interest                                                                238
  Income from securities loaned, net                                    2,717
----------------------------------------------------------------------------------------------
     Total investment income                                                        $  616,449
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $282,088
  Transfer agent fees and expenses
   Class A                                                              4,967
   Class C                                                              2,089
   Class Y                                                                422
  Distribution fees
   Class A                                                              9,412
   Class C                                                              7,925
  Shareholder communications expense                                    8,177
  Administrative reimbursement                                         13,084
  Custodian fees                                                        7,270
  Registration fees                                                    53,922
  Professional fees                                                    46,258
  Printing expense                                                     17,199
  Fees and expenses of nonaffiliated Trustees                           7,247
  Miscellaneous                                                         4,351
----------------------------------------------------------------------------------------------
   Total expenses                                                                   $  464,411
   Less fees waived and expenses reimbursed by Pioneer Investment
     Management, Inc.                                                                  (50,023)
----------------------------------------------------------------------------------------------
   Net expenses                                                                     $  414,388
----------------------------------------------------------------------------------------------
     Net investment income                                                          $  202,061
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                  $4,200,771
----------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                      $  963,868
----------------------------------------------------------------------------------------------
  Net gain on investments                                                           $5,164,639
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $5,366,700
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     21

Statements of Changes in Net Assets

                                                            Year Ended         Year Ended
                                                            8/31/11            8/31/10
FROM OPERATIONS:
Net investment income                                       $   202,061        $   219,352
Net realized gain on investments                              4,200,771          3,970,790
Change in net unrealized gain (loss) on investments             963,868         (2,313,496)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 5,366,700        $ 1,876,646
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.03 and $0.03 per share, respectively)        $    (7,817)       $    (2,401)
   Class Y ($0.06 and $0.04 per share, respectively)           (190,573)          (145,392)
Net realized gain:
   Class A ($1.00 and $0.22 per share, respectively)           (235,344)           (18,710)
   Class C ($1.00 and $0.22 per share, respectively)            (38,263)            (6,699)
   Class Y ($1.00 and $0.22 per share, respectively)         (3,283,057)          (719,567)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(3,755,054)       $  (892,769)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $28,518,570        $ 5,148,984
Reinvestment of distributions                                   205,430              8,461
Cost of shares repurchased                                   (8,273,473)        (4,230,421)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $20,450,527        $   927,024
-------------------------------------------------------------------------------------------
   Net increase in net assets                               $22,062,173        $ 1,910,901
NET ASSETS:
Beginning of year                                            31,006,117         29,095,216
-------------------------------------------------------------------------------------------
End of year                                                 $53,068,290        $31,006,117
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $   150,320        $   146,686
===========================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

                              '11 Shares     '11 Amount           '10 Shares    '10 Amount
Class A
Shares sold                     702,324      $ 7,113,542            63,227      $  580,772
Reinvestment of
  distributions                  19,998          189,680               814           7,432
Less shares repurchased        (287,838)      (2,895,135)          (32,509)       (312,703)
-------------------------------------------------------------------------------------------
   Net increase                 434,484      $ 4,408,087            31,532      $  275,501
===========================================================================================
Class C
Shares sold                     118,543      $ 1,193,508            10,745      $   98,136
Reinvestment of
  distributions                   1,359           12,670               114           1,029
Less shares repurchased         (21,370)        (213,978)           (3,919)        (35,694)
-------------------------------------------------------------------------------------------
   Net increase                  98,532      $   992,200             6,940      $   63,471
===========================================================================================
Class Y
Shares sold                   1,927,826      $20,211,520           492,149      $4,470,076
Reinvestment of
  distributions                     322            3,080                --              --
Less shares repurchased        (502,072)      (5,164,360)         (405,802)     (3,882,024)
-------------------------------------------------------------------------------------------
   Net increase               1,426,076      $15,050,240            86,347      $  588,052
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     23

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                                  8/31/11      8/31/10      8/31/09       8/31/08       8/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $  8.82      $  8.59      $  9.98       $ 12.25       $ 10.18
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $ (0.01)     $  0.03      $  0.02       $  0.02       $  0.01
 Net realized and unrealized gain (loss) on investments              1.89         0.45        (1.39)        (1.12)         2.09
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $  1.88      $  0.48      $ (1.37)      $ (1.10)      $  2.10
Distributions to shareowners:
 Net investment income                                              (0.03)       (0.03)       (0.02)           --         (0.03)
 Net realized gain                                                  (1.00)       (0.22)          --         (1.17)           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.85      $  0.23      $ (1.39)      $ (2.27)      $  2.07
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.67      $  8.82      $  8.59       $  9.98       $ 12.25
====================================================================================================================================
Total return*                                                       21.62%        5.48%      (13.64)%      (10.03)%       20.69%
Ratio of net expenses to average net assets                          1.25%        1.25%        1.25%         1.25%         1.25%
Ratio of net investment income to average net assets                 0.18%        0.39%        0.39%         0.22%         0.09%
Portfolio turnover rate                                               107%         104%         106%           92%           95%
Net assets, end of period (in thousands)                          $ 5,257      $   962      $   667       $   551       $   613
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.52%        1.66%       10.79%        16.35%        13.49%
 Net investment loss                                                (0.09)%      (0.02)%      (9.15)%      (14.88)%      (12.15)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

-----------------------------------------------------------------------------------------------------
                                                Year Ended    Year Ended    Year Ended    7/17/08 (a)
                                                8/31/11       8/31/10       8/31/09       to 8/31/08
-----------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period           $  8.71       $  8.54       $  9.97       $  9.74
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment loss                           $ (0.07)      $ (0.05)      $ (0.03)      $  0.00(c)
  Net realized and unrealized gain (loss) on
    investments                                    1.84          0.44         (1.40)         0.23
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                     $  1.77       $  0.39       $ (1.43)      $  0.23
-----------------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net realized gain                               (1.00)        (0.22)           --            --
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value     $  0.77       $  0.17       $ (1.43)      $  0.23
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $  9.48       $  8.71       $  8.54       $  9.97
=====================================================================================================
 Total return*                                    20.58%         4.49%       (14.34)%        2.36%(b)
 Ratio of net expenses to average net assets       2.15%         2.11%         2.15%         1.83%**
 Ratio of net investment loss to average net
  assets                                          (0.72)%       (0.48)%       (0.52)%       (0.05)%**
 Portfolio turnover rate                            107%          104%          106%           92%(b)
 Net assets, end of period (in thousands)       $ 1,283       $   320       $   255       $   256
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Net expenses                                     2.47%         2.36%        11.44%        30.50%**
  Net investment loss                             (1.04)%       (0.73)%       (9.82)%      (28.72)%**
=====================================================================================================

(a)   Class C shares were first publicly offered on July 17, 2008.
(b)   Not annualized.
(c)   Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     25

-----------------------------------------------------------------------------------------------------
                                                Year Ended    Year Ended    Year Ended    7/31/08 (a)
                                                8/31/11       8/31/10       8/31/09       to 8/31/08
-----------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period           $  8.86       $  8.62       $  9.98       $  9.87
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                         $  0.05       $  0.07       $  0.03       $  0.01
  Net realized and unrealized gain (loss) on
    investments                                    1.88          0.43         (1.37)         0.10
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                     $  1.93       $  0.50       $ (1.34)      $  0.11
 Distributions to shareowners:
  Net investment income                           (0.06)        (0.04)        (0.02)           --
  Net realized gain                               (1.00)        (0.22)           --            --
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value     $  0.87       $  0.24       $ (1.36)      $  0.11
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $  9.73       $  8.86       $  8.62       $  9.98
=====================================================================================================
 Total return*                                    22.07%         5.78%       (13.34)%        1.11%(b)
 Ratio of net expenses to average net assets       0.90%         0.90%         0.90%         0.90%**
 Ratio of net investment income to average
  net assets                                       0.52%         0.72%         0.88%         1.60%**
 Portfolio turnover rate                            107%          104%          106%           92%(b)
 Net assets, end of period (in thousands)       $46,528       $29,723       $28,173       $   253
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Net expenses                                     1.00%         1.15%         1.70%        20.69%**
  Net investment income (loss)                     0.42%         0.47%         0.07%       (18.19)%**
=====================================================================================================

(a)   Class Y shares were first publicly offered on July 31, 2008.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

26     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Notes to Financial Statements | 8/31/11

1.    Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund, formerly Pioneer Research Growth Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     27
of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At August 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

28     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At August 31, 2011, the Fund reclassified $37 to decrease undistributed net investment income and $37 to increase accumulated net realized gain, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 was as follows:

--------------------------------------------------------------------------------
                                                                2011        2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                           $2,691,667    $884,001
Long-term capital gain                                     1,063,387       8,768
--------------------------------------------------------------------------------
   Total                                                  $3,755,054    $892,769
================================================================================

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     29

      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                         $1,412,783
Undistributed long-term gain                                           2,898,028
Net unrealized gain                                                    2,485,455
--------------------------------------------------------------------------------
   Total                                                              $6,796,266
================================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.    Funzd Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,357 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2011.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.    Securities Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments.

30     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

      Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.    Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended August 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Expenses waived and reimbursed during the year ended August 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $923 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2011.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     31

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $5,092
Class C                                                                    1,635
Class Y                                                                    1,450
--------------------------------------------------------------------------------
   Total                                                                  $8,177
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,369 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2011.

4.    Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $71 in distribution fees payable to PFD at August 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2011, CDSCs in the amount of $81 were paid to PFD.

32     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

5.    Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     33

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Disciplined Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Growth Fund (the Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Growth Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
October 26, 2011

34     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

ADDITIONAL INFORMATION (unaudited)

For the year ended August 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 20.55%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0.0% and 92.4%, respectively.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     35

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations for at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

36     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Interested Trustees

----------------------------------------------------------------------------------
                              Position Held               Length of Service
Name and Age                  with the Fund               and Term of Office
----------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Chairman of the Board,      Trustee since 2005.
                              Trustee and President       Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee and Executive       Trustee since 2007.
                              Vice President              Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Non-Executive Chairman and a director of Pioneer Investment           None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional Asset
                              Management, Inc. (since 2006); Director of Pioneer Alternative
                              Investment Management Limited (Dublin); President and a direc-
                              tor of Pioneer Alternative Investment Management (Bermuda)
                              Limited and affiliated funds; Deputy Chairman and a director of
                              Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                              2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                              sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                              Director of Cole Management Inc. (since 2004); Director of Fidu-
                              ciary Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the
                              Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                              Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Director, CEO and President of PIM-USA (since February 2007);         None
                              Director and President of Pioneer and Pioneer Institutional Asset
                              Management, Inc. (since February 2007); Executive Vice Presi-
                              dent of all of the Pioneer Funds (since March 2007); Director of
                              PGAM (2007 - 2010); Head of New Europe Division, PGAM
                              (2000 - 2005); and Head of New Markets Division, PGAM
                              (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/11    37

Independent Trustees

----------------------------------------------------------------------------------
                              Position Held               Length of Service
Name and Age                  with the Fund               and Term of Office
----------------------------------------------------------------------------------
David R. Bock (67)            Trustee                     Trustee since 2005.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Mary K. Bush (63)             Trustee                     Trustee since 2005.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Managing Partner, Federal City Capital Advisors (corporate advi-      Director of Enterprise Com-
                              sory services company) (1997 - 2004 and 2008 - present);              munity Investment, Inc.
                              Interim Chief Executive Officer, Oxford Analytica, Inc. (privately    (privately held affordable
                              held research and consulting company) (2010); Executive Vice          housing finance company)
                              President and Chief Financial Officer, I-trax, Inc. (publicly traded  (1985 - 2010); Director of
                              health care services company) (2004 - 2007); and Executive            Oxford Analytica, Inc. (2008
                              Vice President and Chief Financial Officer, Pedestal Inc. (internet-  - present); Director of the
                              based mortgage trading company) (2000 - 2002)                         Swiss Helvetia Fund, Inc.
                                                                                                    (closed-end fund) (2010 -
                                                                                                    present); and Director of
                                                                                                    New York Mortgage Trust
                                                                                                    (publicly traded mortgage
                                                                                                    REIT) (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)             Chairman, Bush International, LLC (international financial advi-      Director of Marriott Interna-
                              sory firm) (1991 - present); Senior Managing Director, Brock          tional, Inc. (2008 -
                              Capital Group, LLC (strategic business advisors) 2010 - present);     present); Director of Dis-
                              Managing Director, Federal Housing Finance Board (oversight of        cover Financial Services
                              Federal Home Loan Bank system) (1989 - 1991); Vice President          (credit card issuer and elec-
                              and Head of International Finance, Federal National Mortgage          tronic payment services)
                              Association (1988 - 1989); U.S. Alternate Executive Director,         (2007 - present); Former
                              International Monetary Fund (1984 - 1988); Executive Assistant        Director of Briggs & Stratton
                              to Deputy Secretary of the U.S. Treasury, U.S. Treasury Depart-       Co. (engine manufacturer)
                              ment (1982 - 1984); and Vice President and Team Leader in             (2004 - 2009); Former
                              Corporate Banking, Bankers Trust Co. (1976 - 1982)                    Director of UAL Corporation
                                                                                                    (airline holding company)
                                                                                                    (2006 - 2010); Director of
                                                                                                    ManTech International Cor-
                                                                                                    poration (national security,
------------------------------------------------------------------------------------------------------------------------------------

38    Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

----------------------------------------------------------------------------------
                              Position Held               Length of Service
Name and Age                  with the Fund               and Term of Office
----------------------------------------------------------------------------------
Mary K. Bush (continued)
----------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee                     Trustee since 2008.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                            defense, and intelligence
                                                                                                    technology firm) (2006 -
                                                                                                    present); Member, Board of
                                                                                                    Governors, Investment Com-
                                                                                                    pany Institute (2007 -
                                                                                                    present); Member, Board of
                                                                                                    Governors, Independent
                                                                                                    Directors Council (2007 -
                                                                                                    present); Former Director of
                                                                                                    Brady Corporation (2000 -
                                                                                                    2007); Former Director of
                                                                                                    Mortgage Guaranty Insur-
                                                                                                    ance Corporation (1991 -
                                                                                                    2006); Former Director of
                                                                                                    Millennium Chemicals, Inc.
                                                                                                    (commodity chemicals)
                                                                                                    (2002 - 2005); Former
                                                                                                    Director, R.J. Reynolds
                                                                                                    Tobacco Holdings, Inc.
                                                                                                    (tobacco) (1999 - 2005);
                                                                                                    and Former Director of
                                                                                                    Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     William Joseph Maier Professor of Political Economy, Harvard          Trustee, Mellon Institutional
                              University (1972 - present)                                           Funds Investment Trust and
                                                                                                    Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw
                                                                                                    17 portfolios in fund com-
                                                                                                    plex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Disciplined Growth Fund | Annual Report | 8/31/11  39

----------------------------------------------------------------------------------
                              Position Held               Length of Service
Name and Age                  with the Fund               and Term of Office
----------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Trustee                     Trustee since 2005.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee                     Trustee since 2006.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Marguerite A. Piret (63)      Trustee                     Trustee since 2005.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------
Stephen K. West (82)          Trustee                     Trustee since 2005.
                                                          Serves until a successor
                                                          trustee is elected or
                                                          earlier retirement or
                                                          removal.
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Founding Director, Vice President and Corporate Secretary, The        None
                              Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and Organiza-
                              tional Learning, Xerox PARC, Xerox's Advance Research Center
                              (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-      Director, Broadridge Finan-
                              ogy products for securities lending industry) (2008 - present);       cial Solutions, Inc. (investor
                              private investor (2004 - 2008); and Senior Executive Vice Presi-      communications and securi-
                              dent, The Bank of New York (financial and securities services)        ties processing provider for
                              (1986 - 2004)                                                         financial services industry)
                                                                                                    (2009 - present); and
                                                                                                    Director, Quadriserv, Inc.
                                                                                                    (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)      President and Chief Executive Officer, Newbury, Piret & Company,      Director of New America
                              Inc. (investment banking firm) (1981 - present)                       High Income Fund, Inc.
                                                                                                    (closed-end investment
                                                                                                    company) (2004 - present);
                                                                                                    and member, Board of Gov-
                                                                                                    ernors, Investment Company
                                                                                                    Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -            Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to 1998)        Fund, Inc. (closed-end
                                                                                                    investment company); and
                                                                                                    Director, AMVESCAP, PLC
                                                                                                    (investment manager)
                                                                                                    (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

40    Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

Fund Officers

--------------------------------------------------------------------------------
                              Position Held               Length of Service
Name and Age                  with the Fund               and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary                   Since 2010. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)        Assistant Secretary         Since 2010. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant Secretary         Since 2010. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer                   Since 2008. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Treasurer         Since 2005. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)            Assistant Treasurer         Since 2005. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------

Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer since         None
                              January 2008 and Secretary of all of the Pioneer Funds since
                              June 2010; Assistant Secretary of all of the Pioneer Funds from
                              September 2003 to May 2010; and Vice President and Senior
                              Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)        Fund Governance Director of Pioneer since December 2006 and           None
                              Assistant Secretary of all the Pioneer Funds since June 2010;
                              Manager -- Fund Governance of Pioneer from December 2003 to
                              November 2006; and Senior Paralegal of Pioneer from January
                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary of         None
                              all the Pioneer Funds since June 2010; and Vice President and
                              Counsel at State Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President -- Fund Accounting, Administration and Controller-     None
                              ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                              since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                              Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Vice President -- Fund Accounting, Administration and       None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)            Fund Accounting Manager -- Fund Accounting, Administration            None
                              and Controllership Services of Pioneer; and Assistant Treasurer of
                              all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Disciplined Growth Fund | Annual Report | 8/31/11  41

--------------------------------------------------------------------------------
                              Position Held               Length of Service
Name and Age                  with the Fund               and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant Treasurer         Since 2009. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer    Since 2010. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager -- Fund Accounting, Administration        None
                              and Controllership Services since November 2008; Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; and
                              Client Service Manager -- Institutional Investor Services at State
                              Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer Funds      None
                              since March 2010; Director of Adviser and Portfolio Compliance
                              at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                              October 2005
------------------------------------------------------------------------------------------------------------------------------------

42    Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

                           This page for your notes.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/11     43

                           This page for your notes.

44     Pioneer Disciplined Growth Fund | Annual Report | 8/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Pioneer Disciplined
                        Value Fund
--------------------------------------------------------------------------------
                        Annual Report | August 31, 2011
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A SERSX
                        Class C PRVCX
                        Class Y PRUYX

                        [LOGO]PIONEER
                        Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       8
Performance Update                                                             9
Comparing Ongoing Fund Expenses                                               12
Schedule of Investments                                                       14
Financial Statements                                                          20
Notes to Financial Statements                                                 27
Report of Independent Registered Public Accounting Firm                       34
Trustees, Officers and Service Providers                                      36

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, and improved consumption. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/11     3

Portfolio Management Discussion | 8/31/11

In the following interview, Paul Cloonan, head of equity research, U.S., and Ashesh ("Ace") Savla, vice president and senior quantitative research analyst, discuss the market environment and other factors that affected Pioneer Disciplined Value Fund's performance over the 12 months ended August 31, 2011. Mr. Cloonan and Mr. Savla are responsible for the day-to-day management of the Fund.

Q How would you characterize the investment environment for equities, over the 12-month period ended August 31, 2011?

A The U.S. equity market continued to advance through April 2011, driven by strong corporate earnings and attractive equity valuations when compared with many other asset classes. With short-term interest rates at historically low levels and abundant liquidity due to the Federal Reserve Board's (the Fed's) "quantitative easing" program, investors became less risk-averse and increased their exposure to equities. In the last few months of the 12-month period, however, the equity market traded below the level it reached in late April 2011, due to increasing macroeconomic risk factors such as slowing economic growth, the U.S. debt ceiling and fiscal debates, the debt crisis in Europe, and tighter monetary policy in China as well as other countries. Corporate earnings have continued to be strong, but there is risk that earnings growth could slow as a result of the macro factors. Despite the macro-related concerns seen late in the period, the Russell 1000 Value Index, the Fund's benchmark, delivered a total return of 14.37% for the 12 months ended August 31, 2011. The Russell 1000 Value Index lagged the 23.96% return of the Russell 1000 Growth Index during the same 12-month period, primarily due to the larger weighting of the financials sector in the Russell 1000 Value Index. The financials sector has been lagging other sectors due to regulatory risks, concerns about credit risk, sluggish loan growth and other factors.

Q     How did the Fund perform over the 12 months ended August 31, 2011?

A Pioneer Disciplined Value Fund Class A shares returned 13.69% at net asset value over the 12 months ended August 31, 2011, while the Fund's benchmark, the Russell 1000 Value Index, returned 14.37%. During the same period, the average return of the 485 mutual funds in Lipper's Large-Cap Value Funds category was 13.56%.

4     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Q The Fund slightly underperformed the Russell 1000 Value Index over the full 12-month period ended August 31, 2011. Could you highlight some of the factors behind the Fund's underperformance relative to the benchmark?

A As designed, the Fund's performance is derived primarily from individual stock selection. The underperformance of the Fund during the 12-month period did not come from any clear macroeconomic factor or industry bias, but rather from specific individual securities that did not perform as well as the Russell 1000 Value Index benchmark.

Q What sector allocations or portfolio holdings disappointed during the 12-month period ended August 31, 2011?

A Underperforming industries during the period included pharmaceuticals & biotechnology, household & personal products, and semiconductors & semiconductor equipment. In pharmaceuticals, the Fund's large-cap holdings in Pfizer, Merck, and Bristol-Myers Squibb lagged the returns of biotech stocks as well as mid-cap pharmaceutical stocks. In household & personal products, the Fund's performance was hurt by not owning Procter & Gamble (the largest stock in this industry group) during a period when the company outperformed most other stocks in the group. In the semiconductor and semiconductor equipment group, the Fund's positions in ASML and Applied Materials underperformed relative to the rest of the industry. Investor sentiment towards semiconductor equipment stocks turned negative following a slowdown in near-term order growth as companies became more cautious about adding capacity due to a weaker outlook for global growth.

Q Given the fairly negative economic news over the past few months, what is your outlook for the remainder of 2011?

A We remain optimistic about the outlook for equities, although some of the macro issues addressed in the first question above may provide headwinds for the equity market in the near term. Our optimism on the longer-term outlook for equities is supported by attractive equity valuations relative to other asset classes and our assumption that the economy will continue to grow. In addition, corporate balance sheets and cash flow are strong, which may lead to increased merger-and-acquisition activity, share repurchases and dividend increases.

      We will continue to focus our efforts on stock picking, which we believe is the Fund's key competitive advantage and primary performance driver. Our approach to stock picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.


                  Pioneer Disciplined Value Fund | Annual Report | 8/31/11     5

Please refer to the Schedule of Investments on pages 14-19 for a full listing of Fund securities.

Small- and mid-sized companies may offer the potential for higher returns but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

6     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Portfolio Summary | 8/31/11

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.0%
Health Care                                                                12.6%
Energy                                                                     12.1%
Consumer Discretionary                                                      8.9%
Industrials                                                                 8.8%
Information Technology                                                      8.4%
Consumer Staples                                                            7.5%
Utilities                                                                   7.5%
Telecommunication Services                                                  5.0%
Materials                                                                   3.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. ishares Dow Jones U.S. Real Estate Index Fund                          3.61%
 2. JPMorgan Chase & Co.                                                   3.54
 3. Verizon Communications, Inc.                                           3.30
 4. Merck & Co., Inc.                                                      3.20
 5. Amgen, Inc.                                                            3.09
 6. Chevron Corp.                                                          3.03
 7. United Healthcare Group, Inc.                                          2.94
 8. American Electric Power Co., Inc.                                      2.62
 9. PPL Corp.                                                              2.59
10. Union Pacific Corp.                                                    2.38

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/11     7

Prices and Distributions | 8/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                                  8/31/11           8/31/10
--------------------------------------------------------------------------------
  A                                                     $ 8.16            $ 7.95
--------------------------------------------------------------------------------
  C                                                     $ 8.16            $ 7.96
--------------------------------------------------------------------------------
  Y                                                     $ 8.28            $ 8.05
--------------------------------------------------------------------------------

Distributions per Share: 9/1/10-8/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Net Investment      Short-Term       Long-Term
Class                               Income        Capital Gains    Capital Gains
--------------------------------------------------------------------------------
  A                                $ 0.0718          $ 0.6013         $ 0.1880
--------------------------------------------------------------------------------
  C                                $ 0.0048          $ 0.6013         $ 0.1880
--------------------------------------------------------------------------------
  Y                                $ 0.0973          $ 0.6013         $ 0.1880
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 9-11.

8     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                        1.39%           0.35%
5 Years                                           0.24           -0.93
1 Year                                           13.69            7.09
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                 Gross              Net
--------------------------------------------------------------------------------
                                                  1.76%           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                        Pioneer Disciplined        Russell 1000
                                             Value Fund            Value Index
12/05                                          $ 9,425               $10,000
8/06                                           $10,181               $11,098
8/07                                           $11,835               $12,524
8/08                                           $10,257               $10,688
8/09                                           $ 8,888               $ 8,522
8/10                                           $ 9,064               $ 8,945
8/11                                           $10,306               $10,230

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/11     9

Performance Update | 8/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                            If          If
Period                                                      Held        Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)                                                    0.20%       0.20%
1 Year                                                      12.65       12.65
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                            Gross       Net
--------------------------------------------------------------------------------
                                                             2.40%       2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                        Pioneer Disciplined        Russell 1000
                                             Value Fund            Value Index
7/08                                           $10,000               $10,000
8/08                                           $10,148               $10,170
8/09                                           $ 8,717               $ 8,109
8/10                                           $ 8,810               $ 8,511
8/11                                           $ 9,925               $ 9,734

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                            If          If
Period                                                      Held        Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                                   1.14%       1.14%
5 Years                                                     -0.04       -0.04
1 Year                                                      14.11       14.11
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                            Gross       Net
--------------------------------------------------------------------------------
                                                             1.22%       0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                        Pioneer Disciplined        Russell 1000
                                             Value Fund            Value Index
12/05                                        $5,000,000             $5,000,000
8/06                                         $5,398,990             $5,548,797
8/07                                         $6,198,235             $6,262,058
8/08                                         $5,321,650             $5,343,904
8/09                                         $4,618,011             $4,260,867
8/10                                         $4,722,369             $4,472,278
8/11                                         $5,388,693             $5,114,855

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2011, through August 31, 2011.

--------------------------------------------------------------------------------
Actual
Share Class                                   A              C            Y
--------------------------------------------------------------------------------
Beginning Account                         $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/11
--------------------------------------------------------------------------------
Ending Account Value                      $   920.94    $   915.78    $   922.03
(after expenses) on 8/31/11
--------------------------------------------------------------------------------
Expenses Paid                             $     6.15    $    10.48    $     4.46
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.27%, 2.17% and 0.92% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

12     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2011, through August 31, 2011.

--------------------------------------------------------------------------------
Hypothetical
Share Class                                   A              C            Y
--------------------------------------------------------------------------------
Beginning Account                         $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/11
--------------------------------------------------------------------------------
Ending Account Value                      $ 1,018.80    $ 1,014.27    $ 1,020.57
(after expenses) on 8/31/11
--------------------------------------------------------------------------------
Expenses Paid                             $     6.46    $    11.02    $     4.69
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.27%, 2.17% and 0.92% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     13

Schedule of Investments | 8/31/11

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
           COMMON STOCKS -- 93.0%
           ENERGY -- 11.7%
           Integrated Oil & Gas -- 5.1%
 14,100    Chevron Corp.                                             $ 1,394,631
 11,800    Occidental Petroleum Corp.                                  1,023,532
                                                                     -----------
                                                                     $ 2,418,163
--------------------------------------------------------------------------------
           Oil & Gas Drilling -- 1.2%
 31,300    Nabors Industries, Inc.*                                  $   577,172
--------------------------------------------------------------------------------
           Oil & Gas Equipment & Services -- 1.2%
  8,400    National-Oilwell Varco, Inc.                              $   555,408
--------------------------------------------------------------------------------
           Oil & Gas Exploration & Production -- 4.2%
 10,500    Apache Corp.                                              $ 1,082,235
 13,769    Devon Energy Corp.                                            933,951
                                                                     -----------
                                                                     $ 2,016,186
                                                                     -----------
           Total Energy                                              $ 5,566,929
--------------------------------------------------------------------------------
           MATERIALS -- 3.1%
           Diversified Metals & Mining -- 1.5%
 14,600    Freeport-McMoRan Copper & Gold, Inc. (Class B)            $   688,244
--------------------------------------------------------------------------------
           Fertilizers & Agricultural Chemicals -- 1.6%
 11,000    The Mosaic Co.                                            $   782,430
                                                                     -----------
           Total Materials                                           $ 1,470,674
--------------------------------------------------------------------------------
           CAPITAL GOODS -- 6.2%
           Aerospace & Defense -- 4.7%
 14,300    Northrop Grumman Corp.                                    $   781,066
 32,300    Textron, Inc.                                                 544,901
 12,204    United Technologies Corp.                                     906,147
                                                                     -----------
                                                                     $ 2,232,114
--------------------------------------------------------------------------------
           Industrial Conglomerates -- 1.5%
  8,600    3M Co.                                                    $   713,628
                                                                     -----------
           Total Capital Goods                                       $ 2,945,742
--------------------------------------------------------------------------------
           TRANSPORTATION -- 2.3%
           Railroads -- 2.3%
 11,900    Union Pacific Corp.                                       $ 1,096,823
                                                                     -----------
           Total Transportation                                      $ 1,096,823
--------------------------------------------------------------------------------
           AUTOMOBILES & COMPONENTS -- 0.5%
           Auto Parts & Equipment -- 0.5%
  4,900    Lear Corp.                                                $   234,122
                                                                     -----------
           Total Automobiles & Components                            $   234,122
--------------------------------------------------------------------------------
           CONSUMER SERVICES -- 1.5%
           Restaurants -- 1.5%
 19,000    Starbucks Corp.                                           $   733,780
                                                                     -----------
           Total Consumer Services                                   $   733,780
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
           MEDIA -- 4.5%
           Broadcasting -- 1.4%
 27,300    CBS Corp. (Class B)                                       $   683,865
--------------------------------------------------------------------------------
           Cable & Satellite -- 1.1%
 24,700    Comcast Corp.                                             $   531,297
--------------------------------------------------------------------------------
           Movies & Entertainment -- 2.0%
 19,200    Viacom, Inc. (Class B)                                    $   926,208
                                                                     -----------
           Total Media                                               $ 2,141,370
--------------------------------------------------------------------------------
           RETAILING -- 2.1%
           Department Stores -- 2.1%
 38,700    Macy's, Inc.                                              $ 1,004,265
                                                                     -----------
           Total Retailing                                           $ 1,004,265
--------------------------------------------------------------------------------
           FOOD & DRUG RETAILING -- 1.4%
           Drug Retail -- 1.4%
 18,900    Walgreens Co.                                             $   665,469
                                                                     -----------
           Total Food & Drug Retailing                               $   665,469
--------------------------------------------------------------------------------
           FOOD, BEVERAGE & TOBACCO -- 5.8%
           Distillers & Vintners -- 2.1%
 50,000    Constellation Brands, Inc.*                               $   988,500
--------------------------------------------------------------------------------
           Packaged Foods & Meats -- 1.5%
 23,100    Campbell Soup Co. (b)                                     $   736,197
--------------------------------------------------------------------------------
           Soft Drinks -- 2.2%
 15,100    Coca-Cola Co.                                             $ 1,063,795
                                                                     -----------
           Total Food, Beverage & Tobacco                            $ 2,788,492
--------------------------------------------------------------------------------
           HEALTH CARE EQUIPMENT & SERVICES -- 2.8%
           Managed Health Care -- 2.8%
 28,502    United Healthcare Group, Inc.                             $ 1,354,415
                                                                     -----------
           Total Health Care Equipment & Services                    $ 1,354,415
--------------------------------------------------------------------------------
           PHARMACEUTICALS & BIOTECHNOLOGY -- 9.3%
           Biotechnology -- 3.0%
 25,700    Amgen, Inc.                                               $ 1,423,909
--------------------------------------------------------------------------------
           Pharmaceuticals -- 6.3%
 44,500    Merck & Co., Inc.                                         $ 1,473,840
 36,400    Pfizer, Inc.                                                  690,872
 12,800    Watson Pharmaceuticals, Inc.*                                 859,136
                                                                     -----------
                                                                     $ 3,023,848
                                                                     -----------
           Total Pharmaceuticals & Biotechnology                     $ 4,447,757
--------------------------------------------------------------------------------
           BANKS -- 4.8%
           Diversified Banks -- 3.0%
 19,700    Comerica, Inc.                                            $   504,123
 35,600    Wells Fargo & Co.                                             929,160
                                                                     -----------
                                                                     $ 1,433,283
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     15

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
           Regional Banks -- 1.8%
 17,100    PNC Bank Corp.                                            $   857,394
                                                                     -----------
           Total Banks                                               $ 2,290,677
--------------------------------------------------------------------------------
           DIVERSIFIED FINANCIALS -- 10.2%
           Asset Management & Custody Banks -- 3.2%
  6,449    Franklin Resources, Inc.                                  $   773,364
 20,600    State Street Corp.                                            731,712
                                                                     -----------
                                                                     $ 1,505,076
--------------------------------------------------------------------------------
           Consumer Finance -- 3.6%
 21,400    Capital One Financial Corp. (b)                           $   985,470
 29,400    Discover Financial Services, Inc.                             739,704
                                                                     -----------
                                                                     $ 1,725,174
--------------------------------------------------------------------------------
           Diversified Financial Services -- 3.4%
 43,400    JPMorgan Chase & Co.                                      $ 1,630,104
                                                                     -----------
           Total Diversified Financials                              $ 4,860,354
--------------------------------------------------------------------------------
           INSURANCE -- 6.6%
           Life & Health Insurance -- 4.7%
 16,600    Aflac, Inc.                                               $   626,152
 17,800    Prudential Financial, Inc.                                    893,738
 31,900    Unum Group                                                    750,926
                                                                     -----------
                                                                     $ 2,270,816
--------------------------------------------------------------------------------
           Property & Casualty Insurance -- 1.9%
 13,900    ACE, Ltd.                                                 $   897,662
                                                                     -----------
           Total Insurance                                           $ 3,168,478
--------------------------------------------------------------------------------
           SOFTWARE & SERVICES -- 1.9%
           Systems Software -- 1.9%
 32,600    Oracle Corp.                                              $   915,082
                                                                     -----------
           Total Software & Services                                 $   915,082
--------------------------------------------------------------------------------
           TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
           Office Electronics -- 1.6%
 89,900    Xerox Corp.                                               $   746,170
--------------------------------------------------------------------------------
           Technology Distributors -- 1.9%
 51,200    Ingram Micro, Inc.*                                       $   913,408
                                                                     -----------
           Total Technology Hardware & Equipment                     $ 1,659,578
--------------------------------------------------------------------------------
           SEMICONDUCTORS -- 2.7%
           Semiconductor Equipment -- 2.7%
 39,900    Applied Materials, Inc.                                   $   451,668
 24,000    ASM Lithography Holdings NV (A.D.R.)                          846,480
                                                                     -----------
                                                                     $ 1,298,148
                                                                     -----------
           Total Semiconductors                                      $ 1,298,148
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 4.9%
             Integrated Telecommunication Services -- 4.9%
    22,500   CenturyLink, Inc.                                       $   813,375
    42,054   Verizon Communications, Inc.                              1,521,093
                                                                     -----------
                                                                     $ 2,334,468
                                                                     -----------
             Total Telecommunication Services                        $ 2,334,468
--------------------------------------------------------------------------------
             UTILITIES -- 7.2%
             Electric Utilities -- 5.0%
    31,300   American Electric Power Co., Inc.                       $ 1,209,119
    41,400   PPL Corp.                                                 1,195,632
                                                                     -----------
                                                                     $ 2,404,751
--------------------------------------------------------------------------------
             Multi-Utilities -- 2.2%
    34,400   Ameren Corp.                                            $ 1,040,944
                                                                     -----------
             Total Utilities                                         $ 3,445,695
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $45,365,215)                                      $44,422,318
--------------------------------------------------------------------------------
             EXCHANGE TRADED FUND -- 3.5%
    29,100   iShares Dow Jones U.S. Real Estate Index Fund (b)       $ 1,665,102
--------------------------------------------------------------------------------
             TOTAL EXCHANGE TRADED FUND
             (Cost $1,545,661)                                       $ 1,665,102
--------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------
             TEMPORARY CASH INVESTMENTS -- 6.8%
             SECURITIES LENDING COLLATERAL -- 6.8% (c)
             Certificates of Deposit:
    95,087   Bank of America NA, 0.19%, 9/2/11                       $    95,087
    95,087   Bank of Montreal Chicago, 0.18%, 10/20/11                    95,087
    19,017   Bank of Nova Scotia, 0.26%, 9/29/11                          19,017
    76,070   Bank of Nova Scotia, 0.32%, 6/11/12                          76,070
    95,087   Canadian Imperial Bank of Commerce NY, 0.21%, 10/3/11        95,087
    95,077   DnB NOR Bank ASA NY, 0.22%, 11/14/11                         95,077
    47,543   National Australia Bank NY, 0.27%, 10/19/11                  47,543
   104,607   RaboBank Netherland NV NY, 0.29%, 4/2/12                    104,607
    57,052   Royal Bank of Canada NY, 0.33%, 12/2/11                      57,052
    95,091   Skandinav Enskilda Bank NY, 0.33%, 12/6/11                   95,091
    95,087   Westpac Banking Corp. NY, 0.33%, 12/6/11                     95,087
                                                                     -----------
                                                                     $   874,805
--------------------------------------------------------------------------------
             Commercial Paper:
    57,048   ABTPP, 0.10%, 9/26/11                                   $    57,048
    38,035   American Honda Finance, 0.30%, 1/11/12                       38,035
    57,051   Australia & New Zealand Banking Group, 0.15%, 9/6/11         57,051
    95,083   CHARFD, 0.14%, 9/13/11                                       95,083
    57,051   CHARFD, 0.14%, 9/8/11                                        57,051
    43,645   Federal Farm Credit Bank, 0.18%, 8/20/12                     43,645

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     17

--------------------------------------------------------------------------------
Principal
Amount ($)                                                           Value
--------------------------------------------------------------------------------
              Commercial Paper -- (continued)
    68,462    General Electric Capital Corp., 0.37%, 4/10/12         $    68,462
     9,502    General Electric Capital Corp., 0.42%, 7/27/12               9,502
    10,464    General Electric Capital Corp., 0.48%, 11/21/11             10,464
    36,131    JDCCPP, 0.10%, 9/20/11                                      36,131
    85,578    JPMorgan Chase & Co., 0.28%, 7/17/12                        85,578
    47,535    NABPP, 0.19%, 10/3/11                                       47,535
    85,529    NESCAP, 0.19%, 12/20/11                                     85,529
    75,993    NORDNA, 0.28%, 1/9/12                                       75,993
    60,954    OLDLLC, 0.17%, 10/5/11                                      60,954
    28,521    OLDLLC, 0.17%, 10/7/11                                      28,521
    76,051    PGPP, 0.14%, 11/3/11                                        76,051
    47,544    Royal Bank of Canada NY, 0.30%, 8/17/12                     47,544
    47,544    SANCPU, 0.64%, 9/1/11                                       47,544
    57,039    Sanofi Aventis, 0.17%, 10/20/11                             57,039
    38,035    SOCNAM, 0.22%, 9/1/11                                       38,035
    95,087    Svenska Handelsbanken, 0.29%, 6/29/12                       95,087
    47,543    TBLLC, 0.12%, 9/7/11                                        47,543
    50,983    TBLLC, 0.17%, 10/12/11                                      50,983
    38,083    TBLLC, 0.18%, 10/5/11                                       38,083
    95,087    Toyota Motor Credit Corp., 0.33%, 9/8/11                    95,087
    47,531    VARFUN, 0.19%, 10/19/11                                     47,531
    38,039    Wachovia, 0.38%, 10/15/11                                   38,039
    28,543    Wachovia, 0.40%, 3/1/12                                     28,543
    19,025    Wells Fargo & Co., 0.34%, 1/24/12                           19,025
    38,034    WMT, 0.08%, 9/7/11                                          38,034
                                                                     -----------
                                                                     $ 1,620,750
--------------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
    86,427    BNP Paribas, Inc., 0.06%, 9/1/11                       $    86,427
   361,319    RBS Securities, Inc., 0.06%, 9/1/11                        361,319
                                                                     -----------
                                                                     $   447,746
--------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------
              Money Market Mutual Funds:
  142,631     Dreyfus Preferred Money Market Fund                    $   142,631
  142,631     Fidelity Prime Money Market Fund                           142,631
                                                                     -----------
                                                                     $   285,262
                                                                     -----------
              Total Securities Lending Collateral                    $ 3,228,563
--------------------------------------------------------------------------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $3,228,563)                                      $ 3,228,563
--------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 103.3%
              (Cost $50,139,439) (a)                                 $49,315,983
--------------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- (3.3)%                 $(1,594,048)
--------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                             $47,721,935
================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

(a) At August 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $50,172,958 was as follows:

            Aggregate gross unrealized gain for all investments in which there is an
              excess of value over tax cost                                             $2,386,395
            Aggregate gross unrealized loss for all investments in which there is an
              excess of tax cost over value                                             (3,243,370)
                                                                                        ----------
            Net unrealized loss                                                         $ (856,975)
                                                                                        ==========

(b)      At August 31, 2011, the following securities were out on loan:

         -----------------------------------------------------------------------
         Shares    Security                                           Value
         -----------------------------------------------------------------------
         22,500    Campbell Soup Co.                                  $  717,075
         18,000    Capital One Financial Corp.                           828,900
         28,750    iShares Dow Jones U.S. Real Estate Index Fund       1,645,075
         -----------------------------------------------------------------------
                   Total                                              $3,191,050
         =======================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2011 aggregated $49,412,334 and $35,198,313, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (see
Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                             Level 1        Level 2       Level 3    Total
--------------------------------------------------------------------------------
Common Stocks                $44,422,318    $       --    $ --       $44,422,318
Exchange Traded Fund           1,665,102            --      --         1,665,102
Temporary Cash Investments            --     2,495,555      --         2,495,555
Repurchase Agreements                 --       447,746      --           447,746
Money Market Mutual Funds        285,262            --      --           285,262
--------------------------------------------------------------------------------
Total                        $46,372,682    $2,943,301    $ --       $49,315,983
================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     19

Statement of Assets and Liabilities | 8/31/11

ASSETS:
  Investment in securities, at value (including securities loaned of
   $3,191,050) (cost $50,139,439)                                        $49,315,983
  Cash                                                                     1,552,516
  Receivables --
   Fund shares sold                                                           15,982
   Dividends                                                                  76,399
   Due from Pioneer Investment Management, Inc.                               13,541
  Other                                                                       24,184
------------------------------------------------------------------------------------
     Total assets                                                        $50,998,605
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                               $     5,440
   Upon return of securities loaned                                        3,228,563
  Due to affiliates                                                            3,015
  Accrued expenses                                                            39,652
------------------------------------------------------------------------------------
     Total liabilities                                                   $ 3,276,670
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $45,551,540
  Undistributed net investment income                                        325,464
  Accumulated net realized gain on investments                             2,668,387
  Net unrealized loss on investments                                        (823,456)
------------------------------------------------------------------------------------
     Total net assets                                                    $47,721,935
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,358,148/166,430 shares)                           $      8.16
  Class C (based on $673,210/82,515 shares)                              $      8.16
  Class Y (based on $45,690,577/5,515,261 shares)                        $      8.28
MAXIMUM OFFERING PRICE:
  Class A ($8.16 [divided by] 94.25%)                                    $      8.66
====================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Statement of Operations

For the Year Ended 8/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,686)       $873,753
  Interest                                                       204
  Income from securities loaned, net                           6,289
-------------------------------------------------------------------------------------
     Total investment income                                               $  880,246
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $259,186
  Transfer agent fees
   Class A                                                     2,797
   Class C                                                     1,270
   Class Y                                                       437
  Distribution fees
   Class A                                                     3,155
   Class C                                                     6,637
  Shareholder communication expense                            4,715
  Administrative reimbursements                               12,033
  Custodian fees                                               5,494
  Registration fees                                           59,659
  Professional fees                                           44,927
  Printing expense                                            14,289
  Fees and expenses of nonaffiliated Trustees                  7,263
  Miscellaneous                                                3,062
-------------------------------------------------------------------------------------
     Total expenses                                                        $  424,924
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                         $  (52,081)
-------------------------------------------------------------------------------------
     Net expenses                                                          $  372,843
-------------------------------------------------------------------------------------
       Net investment income                                               $  507,403
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                         $2,738,999
-------------------------------------------------------------------------------------
  Change in net unrealized (loss) on investments                           $ (395,951)
-------------------------------------------------------------------------------------
  Net gain on investments                                                  $2,343,048
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $2,850,451
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     21

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            8/31/11            8/31/10
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   507,403        $   307,857
Net realized gain on investments and foreign currency
  transactions                                                2,738,999          3,680,466
Change in net unrealized loss on investments                   (395,951)        (3,822,388)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 2,850,451        $   165,935
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.07 and $0.07 per share, respectively)        $    (9,441)       $    (5,373)
   Class C ($0.00* and $0.02 per share, respectively)              (323)              (960)
   Class Y ($0.10 and $0.07 per share, respectively)           (376,968)          (201,918)
Net realized gain:
   Class A ($0.79 and $0.35 per share, respectively)            (92,143)           (24,123)
   Class C ($0.79 and $0.35 per share, respectively)            (48,851)           (13,699)
   Class Y ($0.79 and $0.35 per share, respectively)         (2,899,846)          (985,985)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(3,427,572)       $(1,232,058)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $22,253,365        $ 9,221,222
Reinvestment of distributions                                    83,249             10,920
Cost of shares repurchased                                   (4,718,006)        (1,313,764)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $17,618,608        $ 7,918,378
------------------------------------------------------------------------------------------
   Net increase in net assets                               $17,041,487        $ 6,852,255
NET ASSETS:
Beginning of year                                            30,680,448         23,828,193
------------------------------------------------------------------------------------------
End of year                                                 $47,721,935        $30,680,448
------------------------------------------------------------------------------------------
Undistributed net investment income                         $   325,464        $   204,863
==========================================================================================

*  Rounds to less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

22     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

------------------------------------------------------------------------------------------
                                   '11 Shares    '11 Amount      '10 Shares    '10 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                          105,522     $   912,806       73,867      $  630,164
Reinvestment of distributions          6,845          55,201          757           6,351
Less shares repurchased              (58,251)       (496,626)     (26,560)       (217,975)
------------------------------------------------------------------------------------------
   Net increase                       54,116     $   471,381       48,064      $  418,540
==========================================================================================
Class C
Shares sold                           37,652     $   329,948       39,021      $  338,140
Reinvestment of distributions          3,491          28,048          542           4,569
Less shares repurchased              (19,148)       (164,822)     (11,299)        (95,545)
------------------------------------------------------------------------------------------
   Net increase                       21,995     $   193,174       28,264      $  247,164
==========================================================================================
Class Y
Shares sold                        2,331,206     $21,010,611      968,797      $8,252,918
Reinvestment of distributions             --              --           --              --
Less shares repurchased             (455,774)     (4,056,558)    (115,886)     (1,000,244)
------------------------------------------------------------------------------------------
   Net increase                    1,875,432     $16,954,053      852,911      $7,252,674
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     23

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                     8/31/11      8/31/10      8/31/09      8/31/08      8/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $  7.95      $  8.19      $  9.60      $ 11.99      $ 10.69
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.07      $  0.06      $  0.09      $  0.11      $  0.12
 Net realized and unrealized gain (loss) on investments                 1.00         0.12        (1.39)       (1.62)        1.58
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations   $  1.07      $  0.18      $ (1.30)     $ (1.51)     $  1.70
Distributions to shareowners:
 Net investment income                                                 (0.07)       (0.07)       (0.11)       (0.11)       (0.12)
 Net realized gain                                                     (0.79)       (0.35)          --        (0.77)       (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                          $  0.21      $ (0.24)     $ (1.41)     $ (2.39)     $  1.30
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  8.16      $  7.95      $  8.19      $  9.60      $ 11.99
===================================================================================================================================
Total return*                                                          13.69%        1.98%      (13.34)%     (13.34)%      16.24%
Ratio of net expenses to average net assets                             1.25%        1.25%        1.25%        1.25%        1.25%
Ratio of net investment income to average net assets                    0.95%        0.78%        1.34%        1.07%        1.01%
Portfolio turnover rate                                                   91%         112%         114%         116%          88%
Net assets, end of period (in thousands)                             $ 1,358      $   892      $   526      $   520      $   600
Ratios with no waiver of fees and assumption of expenses by the
 Adviser:
 Net expenses                                                           1.68%        1.76%       13.37%       16.02%       13.35%
 Net investment income (loss)                                           0.52%        0.27%      (10.78)%     (13.70)%     (11.09)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Disciplined Value Fund | Annual Report | 8/31/11

-----------------------------------------------------------------------------------------------------------
                                                     Year Ended     Year Ended    Year Ended    7/17/08 (a)
                                                     8/31/11        8/31/10       8/31/09       to 8/31/08
-----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                 $  7.96        $  8.23       $  9.61       $  9.34
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $ (0.01)       $ (0.02)      $  0.03       $  0.01
 Net realized and unrealized gain (loss) on
   investments                                          1.00           0.12         (1.39)         0.26
-----------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                           $  0.99        $  0.10       $ (1.36)      $  0.27
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                 (0.00)(c)      (0.02)        (0.02)           --
 Net realized gain                                     (0.79)         (0.35)           --            --
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value          $  0.20        $ (0.27)      $ (1.38)      $  0.27
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  8.16        $  7.96       $  8.23       $  9.61
===========================================================================================================
Total return*                                          12.65%          1.07%       (14.10)%        2.89%(b)
Ratio of net expenses to average net assets             2.15%          2.15%         1.99%         2.15%**
Ratio of net investment income (loss) to average
 net assets                                             0.05%         (0.12)%        0.59%         0.40%**
Portfolio turnover rate                                   91%           112%          114%          116%(b)
Net assets, end of period (in thousands)             $   673        $   482       $   265       $   257
Ratios with no waiver of fees and assumption of
 expenses by the Adviser:
 Net expenses                                           2.41%          2.40%        13.76%        25.47%**
 Net investment loss                                   (0.21)%        (0.37)%      (11.18)%      (22.92)%**
===========================================================================================================

(a)   Class C shares were first publicly offered on July 17, 2008.
(b)   Not annualized.
(c)   Rounds to less than ($0.01) per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distribution, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     25

--------------------------------------------------------------------------------------------------------
                                                   Year Ended    Year Ended    Year Ended    7/31/08 (a)
                                                   8/31/11       8/31/10       8/31/09       to 8/31/08
Class Y
Net asset value, beginning of period               $  8.05       $  8.27       $  9.62       $  9.57
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                             $  0.10       $  0.09       $  0.06       $  0.02
 Net realized and unrealized gain (loss) on
   investments                                        1.02          0.11         (1.34)         0.03
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                         $  1.12       $  0.20       $ (1.28)      $  0.05
--------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                               (0.10)        (0.07)        (0.07)           --
 Net realized gain                                   (0.79)        (0.35)           --            --
--------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value        $  0.23       $ (0.22)      $ (1.35)      $  0.05
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  8.28       $  8.05       $  8.27       $  9.62
========================================================================================================
Total return*                                        14.11%         2.26%       (13.22)%        0.52%(b)
Ratio of net expenses to average net assets           0.90%         0.90%         0.90%         0.90%**
Ratio of net investment income to average
 net assets                                           1.30%         1.14%         1.41%         2.37%**
Portfolio turnover rate                                 91%          112%          114%          116%(b)
Net assets, end of period (in thousands)           $45,691       $29,306       $23,037       $   251
Ratios with no waiver of fees and assumption
 of expenses by the Adviser:
 Net expenses                                         1.02%         1.22%         1.88%        10.11%**
 Net investment income (loss)                         1.19%         0.82%         0.43%        (6.84)%**
========================================================================================================

(a)   Class Y shares were first publicly offered on July 31, 2008.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

26     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Notes to Financial Statements | 8/31/11

1.    Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund, formerly Pioneer Research Value Fund (the Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. Pioneer Investment Management Inc. (PIM), the Fund's investment adviser, paid all organizational costs of the Fund. The Fund's investment objective is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund's prospectus contains information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     27
of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At August 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

28     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At August 31, 2011, the Fund reclassified $70 to decrease undistributed net investment income and $70 to increase accumulated net realized gain, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 was as follows:

--------------------------------------------------------------------------------
                                                             2011           2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                        $2,703,287     $1,232,058
Long-term capital gain                                    724,285             --
--------------------------------------------------------------------------------
   Total                                               $3,427,572     $1,232,058
================================================================================

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     29

      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                        $1,385,456
Undistributed long-term gain                                          1,641,914
Net unrealized loss                                                    (856,975)
--------------------------------------------------------------------------------
   Total                                                             $2,170,395
================================================================================

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $1,369 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2011.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees are paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.    Securities Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments.

30     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

      Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended August 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Expenses waived and reimbursed during the year ended August 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2012 for all classes. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $883 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2011.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     31

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $2,381
Class C                                                                    1,330
Class Y                                                                    1,004
--------------------------------------------------------------------------------
   Total                                                                  $4,715
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,104 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2011.

4.    Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28 in distribution fees payable to PFD at August 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2011, CDSCs in the amount of $80 were paid to PFD.

32     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

5.    Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     33

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
October 26, 2011

34     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

ADDITIONAL INFORMATION (unaudited)

For the year ended August 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 25.88%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0.0% and 81.98%, respectively.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     35

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations for at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

36     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Interested Trustees

--------------------------------------------------------------------------------
                              Position Held             Term of Office and
Name and Age                  With the Fund             Length of Service
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Chairman of the Board,    Trustee since 2005.
                              Trustee and President     Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee and Executive     Trustee since 2007.
                              Vice President            Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation                                                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Non-Executive Chairman and a director of Pioneer Investment           None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional Asset
                              Management, Inc. (since 2006); Director of Pioneer Alternative
                              Investment Management Limited (Dublin); President and a direc-
                              tor of Pioneer Alternative Investment Management (Bermuda)
                              Limited and affiliated funds; Deputy Chairman and a director of
                              Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                              2010); Director of PIOGLOBAL Real Estate Investment Fund
                              (Russia) (until June 2006); Director of Nano-C, Inc. (since
                              2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President and Director of Pioneer
                              Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering
                              Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Director, CEO and President of PIM-USA (since February 2007);         None
                              Director and President of Pioneer and Pioneer Institutional Asset
                              Management, Inc. (since February 2007); Executive Vice Presi-
                              dent of all of the Pioneer Funds (since March 2007); Director of
                              PGAM (2007 - 2010); Head of New Europe Division, PGAM
                              (2000 - 2005); and Head of New Markets Division, PGAM
                              (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/11    37

Independent Trustees

--------------------------------------------------------------------------------
                              Position Held          Term of Office and
Name and Age                  With the Fund          Length of Service
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee                Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)             Trustee                Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation                                                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Managing Partner, Federal City Capital Advisors (corporate advi-      Director of Enterprise Com-
                              sory services company) (1997 - 2004 and 2008 - present);              munity Investment, Inc.
                              Interim Chief Executive Officer, Oxford Analytica, Inc. (privately    (privately held affordable
                              held research and consulting company) (2010); Executive Vice          housing finance company)
                              President and Chief Financial Officer, I-trax, Inc. (publicly traded  (1985 - 2010); Director of
                              health care services company) (2004 - 2007); and Executive            Oxford Analytica, Inc. (2008
                              Vice President and Chief Financial Officer, Pedestal Inc. (internet-  - present); Director of the
                              based mortgage trading company) (2000 - 2002)                         Swiss Helvetia Fund, Inc.
                                                                                                    (closed-end fund) (2010 -
                                                                                                    present); and Director of
                                                                                                    New York Mortgage Trust
                                                                                                    (publicly traded mortgage
                                                                                                    REIT) (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)             Chairman, Bush International, LLC (international financial advi-      Director of Marriott Interna-
                              sory firm) (1991 - present); Senior Managing Director, Brock          tional, Inc. (2008 -
                              Capital Group, LLC (strategic business advisors) 2010 - present);     present); Director of Dis-
                              Managing Director, Federal Housing Finance Board (oversight of        cover Financial Services
                              Federal Home Loan Bank system) (1989 - 1991); Vice President          (credit card issuer and elec-
                              and Head of International Finance, Federal National Mortgage          tronic payment services)
                              Association (1988 - 1989); U.S. Alternate Executive Director,         (2007 - present); Former
                              International Monetary Fund (1984 - 1988); Executive Assistant        Director of Briggs & Stratton
                              to Deputy Secretary of the U.S. Treasury, U.S. Treasury Depart-       Co. (engine manufacturer)
                              ment (1982 - 1984); and Vice President and Team Leader in             (2004 - 2009); Former
                              Corporate Banking, Bankers Trust Co. (1976 - 1982)                    Director of UAL Corporation
                                                                                                    (airline holding company)
                                                                                                    (2006 - 2010); Director of
                                                                                                    ManTech International Cor-
                                                                                                    poration (national security,

38    Pioneer Disciplined Value Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------
                              Position Held          Term of Office and
Name and Age                  With the Fund          Length of Service
--------------------------------------------------------------------------------
Mary K. Bush (continued)
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee                Trustee since 2008.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation                                                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                            defense, and intelligence
                                                                                                    technology firm) (2006 -
                                                                                                    present); Member, Board of
                                                                                                    Governors, Investment Com-
                                                                                                    pany Institute (2007 -
                                                                                                    present); Member, Board of
                                                                                                    Governors, Independent
                                                                                                    Directors Council (2007 -
                                                                                                    present); Former Director of
                                                                                                    Brady Corporation (2000 -
                                                                                                    2007); Former Director of
                                                                                                    Mortgage Guaranty Insur-
                                                                                                    ance Corporation (1991 -
                                                                                                    2006); Former Director of
                                                                                                    Millennium Chemicals, Inc.
                                                                                                    (commodity chemicals)
                                                                                                    (2002 - 2005); Former
                                                                                                    Director, R.J. Reynolds
                                                                                                    Tobacco Holdings, Inc.
                                                                                                    (tobacco) (1999 - 2005);
                                                                                                    and Former Director of
                                                                                                    Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     William Joseph Maier Professor of Political Economy, Harvard          Trustee, Mellon Institutional
                              University (1972 - present)                                           Funds Investment Trust and
                                                                                                    Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw
                                                                                                    17 portfolios in fund com-
                                                                                                    plex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Value Fund | Annual Report | 8/31/11  39

--------------------------------------------------------------------------------
                              Position Held          Term of Office and
Name and Age                  With the Fund          Length of Service
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Trustee                Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee                Trustee since 2006.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (63)      Trustee                Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Stephen K. West (82)          Trustee                Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation                                                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Founding Director, Vice President and Corporate Secretary, The        None
                              Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and Organiza-
                              tional Learning, Xerox PARC, Xerox's Advance Research Center
                              (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-      Director, Broadridge Finan-
                              ogy products for securities lending industry) (2008 - present);       cial Solutions, Inc. (investor
                              private investor (2004 - 2008); and Senior Executive Vice Presi-      communications and securi-
                              dent, The Bank of New York (financial and securities services)        ties processing provider for
                              (1986 - 2004)                                                         financial services industry)
                                                                                                    (2009 - present); and
                                                                                                    Director, Quadriserv, Inc.
                                                                                                    (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)      President and Chief Executive Officer, Newbury, Piret & Company,      Director of New America
                              Inc. (investment banking firm) (1981 - present)                       High Income Fund, Inc.
                                                                                                    (closed-end investment
                                                                                                    company) (2004 - present);
                                                                                                    and member, Board of Gov-
                                                                                                    ernors, Investment Company
                                                                                                    Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -            Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to 1998)        Fund, Inc. (closed-end
                                                                                                    investment company); and
                                                                                                    Director, AMVESCAP, PLC
                                                                                                    (investment manager)
                                                                                                    (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

40    Pioneer Disciplined Value Fund | Annual Report | 8/31/11

Fund Officers

--------------------------------------------------------------------------------
                              Position Held          Term of Office and
Name and Age                  With the Fund          Length of Service
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary              Since 2010. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)        Assistant Secretary    Since 2010. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant Secretary    Since 2010. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer              Since 2008. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Treasurer    Since 2005. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)            Assistant Treasurer    Since 2005. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------

Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation                                                  Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer since         None
                              January 2008 and Secretary of all of the Pioneer Funds since
                              June 2010; Assistant Secretary of all of the Pioneer Funds from
                              September 2003 to May 2010; and Vice President and Senior
                              Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)        Fund Governance Director of Pioneer since December 2006 and           None
                              Assistant Secretary of all the Pioneer Funds since June 2010;
                              Manager - Fund Governance of Pioneer from December 2003 to
                              November 2006; and Senior Paralegal of Pioneer from January
                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary of         None
                              all the Pioneer Funds since June 2010; and Vice President and
                              Counsel at State Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President - Fund Accounting, Administration and Controller-      None
                              ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                              since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                              Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Vice President - Fund Accounting, Administration and        None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)            Fund Accounting Manager - Fund Accounting, Administration and         None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Value Fund | Annual Report | 8/31/11  41

--------------------------------------------------------------------------------
                              Position Held          Term of Office and
Name and Age                  With the Fund          Length of Service
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant Treasurer    Since 2009. Serves at
                                                     the discretion of the
                                                     Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance       Since 2010. Serves at
                              Officer                the discretion of the
                                                     Board.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation                                                  Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager - Fund Accounting, Administration         None
                              and Controllership Services since November 2008; Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; and
                              Client Service Manager - Institutional Investor Services at State
                              Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer Funds      None
                              since March 2010; Director of Adviser and Portfolio Compliance
                              at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                              October 2005
------------------------------------------------------------------------------------------------------------------------------------

42    Pioneer Disciplined Value Fund | Annual Report | 8/31/11

                           This page for your notes.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/11     43

                           This page for your notes.

44     Pioneer Disciplined Value Fund | Annual Report | 8/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Global
Equity Fund
--------------------------------------------------------------------------------
Annual Report | August 31, 2011
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   GLOSX
Class B   GBSLX
Class C   GCSLX
Class Y   PGSYX




[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          26

Notes to Financial Statements                                                 34

Report of Independent Registered Public Accounting Firm                       43

Trustees, Officers and Service Providers                                      45


                      Pioneer Global Equity Fund | Annual Report | 8/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, and improved consumption. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Global Equity Fund | Annual Report | 8/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer Global Equity Fund | Annual Report | 8/31/11     3

Portfolio Management Discussion | 8/31/11

In the following interview, Marco Pirondini, head of equities, U.S., at Pioneer and portfolio manager of Pioneer Global Equity Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended August 31, 2011.

Q  How did the Fund perform over the 12-month period ended August 31, 2011?

A In a mixed period for the global equity markets, Pioneer Global Equity Fund Class A shares returned 10.48% at net asset value over the 12 months ended August 31, 2011, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI)* World Index, returned 15.06%. Over the same period, the average return of the 125 mutual funds in Lipper's Global Large-Cap Core Funds category was 13.52%.

Q How would you characterize the global equity markets over the Fund's most recent fiscal year ended August 31, 2011?

A The past 12 months featured two sharply contrasting periods of market performance. Earlier in the period global stock markets rallied sharply, spurred by the U.S. Federal Reserve Board's (the Fed's) announcement of a second round of quantitative easing (QE2). The positive impact that market watchers felt QE2 would have on liquidity and asset prices helped to push stock prices up. The market upturn began in early September 2010, and continued through June of 2011. Beginning in July 2011, however, a number of unfavorable events short-circuited the rally. They included the termination of QE2, the cumulative effect of the tragic natural disasters in Japan, continued severe problems with European sovereign debt, and downward revisions in the outlook for growth in major developed economies.

* The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.


4     Pioneer Global Equity Fund | Annual Report | 8/31/11

Q Would you review the Fund's overall investment approach during the 12 months ended August 31, 2011?

A In managing the Fund, we examine mid- and large-capitalization stocks worldwide, including those in emerging markets. From there, we build a diversified portfolio. In selecting securities for the Fund, we look for "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors including increased market share and revenues, but also those that employ their capital efficiently. In particular, we emphasize strong free cash flow, because it provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions and raise dividends. We also look for stocks with attractive dividend yields as well as those trading at lower-than-market valuations.

   Finally, we attempt to assess not only the potential price gains for each stock but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside relative to their downside.

Q What investment strategies or individual securities helped and/or hurt the Fund's performance over the 12 months ended August 31, 2011?

A During the period, the Fund's performance was aided by our gradual repositioning of the portfolio toward increased holdings in the emerging markets and our moves to hedge the Fund's currency exposure. While the Fund's overall weighting to emerging markets ended up being a minor drag on benchmark-relative returns, particularly in Asia (ex-Japan), stock selection in the emerging markets was a strong positive contributor to relative performance.

   The Fund's holdings in the industrials sector, especially in Schneider Industries, also helped performance. We sold the Fund's position earlier this year in order to capture price appreciation. In addition, a Fund position in Irish government bonds that we purchased during the period contributed significantly. For diversification purposes, we bought the bonds as a way of generating exposure for the Fund to the European financial industry, without holding European bank stocks, which we viewed as too risky. Among the nations along the euro-zone "periphery" that have experienced significant budgetary problems over the past several years, we see Ireland as a country that is resilient and competitive economically, with export levels that have been improving. During the 12-month period ended August 31, 2011, yields on the Fund's Irish government bond holdings declined significantly, thus boosting the prices of the bonds, and the Fund's return.


                      Pioneer Global Equity Fund | Annual Report | 8/31/11     5

   Another holding that contributed to performance was the Fund's position in ITOCHU, a cyclical company that performed well in spite of the earthquake and tsunami in Japan. Investors came to believe that based on its healthy import/export business, ITOCHU could benefit in the medium term from Japan's extensive reconstruction efforts.

   Overall, our conservative positioning during the first half of the Fund's fiscal year subtracted from returns, as we never believed that the Fed's QE2 program alone would improve U.S. economic performance in a sustained fashion. However, earlier in the period consumer spending in Europe and the United States proved stronger than expected, and our cautious investment stance regarding the consumer discretionary sector hurt the Fund's performance. Specific detractors from performance during the 12-month period came mainly from holdings in consumer discretionary and also in materials. Within consumer discretionary, the Fund's position in the Brazilian real estate developer Gafisa hurt relative return as investors worried that interest rate hikes by the Brazilian central bank would slow the economy there. The Fund continues to hold the stock as short-term rates in Brazil are now being reduced, and many market watchers see improved prospects for consumer companies such as Gafisa.

   In the materials area, holdings in Sino-Forest had a significant negative impact on the Fund's one-year return. Sino-Forest, a Chinese forestry company, came under investigation by Canadian securities authorities during the summer of 2011. Company officials have been accused of exaggerating revenues and the firm's CEO was forced to resign. Trading in Sino-Forest shares has been suspended until January 2012, when the results of a fraud investigation are due to be released.

Q What is your outlook and how is it reflected in the Fund's positioning as the Fund's new fiscal year begins?

A Investors have been focused for some time on the sovereign-debt problems in Europe that first emerged with the Greek fiscal crisis in 2010 and subsequently spread to peripheral European countries, and beyond. We think that the European situation is solvable, but only if the region's leaders summon the political will to issue sufficient Eurobonds to ease the crisis, and accelerate political and fiscal integration there. We think the solutions are possible longer-term, but at the same time we are concerned that the European crisis could drag on for years. In addition, we believe that developed economies will continue to be structurally weak and that emerging market countries should prosper by comparison. We look for slow, but steady economic growth in the United States.

   Though our biggest concerns regarding developed markets are focused on the European side, we also find that valuations are significantly compressed. In light of that, in recent weeks we have added some severely discounted


6     Pioneer Global Equity Fund | Annual Report | 8/31/11

   European stocks to the Fund, along with hedged currency positions designed to offset any further deterioration in the euro.

Please refer to the Schedule of Investments on pages 16-25 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic and political conditions. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund is non-diversified and invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


                      Pioneer Global Equity Fund | Annual Report | 8/31/11     7

Portfolio Summary | 8/31/11


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 20.3%
Information Technology                                                     12.7%
Industrials                                                                12.1%
Health Care                                                                11.5%
Energy                                                                     10.0%
Consumer Staples                                                            9.9%
Materials                                                                   7.4%
Consumer Discretionary                                                      6.3%
Telecommunication Services                                                  5.8%
Government                                                                  2.4%
Utilities                                                                   1.6%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              40.1%
United Kingdom                                                             10.3%
Japan                                                                       7.5%
People's Republic of China                                                  5.9%
Hong Kong                                                                   5.3%
Germany                                                                     4.8%
Switzerland                                                                 3.5%
Singapore                                                                   3.1%
Ireland                                                                     2.3%
Brazil                                                                      2.3%
Australia                                                                   2.2%
Indonesia                                                                   2.0%
Luxembourg                                                                  1.7%
Netherlands                                                                 1.7%
France                                                                      1.4%
South Africa                                                                1.2%
South Korea                                                                 1.2%
Philippines                                                                 1.2%
Canada                                                                      1.2%
Other (individually less than 1%)                                           1.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Microsoft Corp.                                                        3.14%
 2. Capital One Financial Corp.                                            2.73
 3. Industrial & Commercial Bank of China, Ltd.                            2.57
 4. First Pacific Co.                                                      2.45
 5. Merck & Co., Inc.                                                      2.00
 6. BP Amoco Plc                                                           1.94
 7. GlaxoSmithKline Plc                                                    1.91
 8. Itochu Corp.                                                           1.76
 9. Allianz AG                                                             1.74
10. Gafisa SA                                                              1.73

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Global Equity Fund | Annual Report | 8/31/11

Prices and Distributions | 8/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                         8/31/11                     8/31/10
        A                           $9.27                       $8.44
--------------------------------------------------------------------------------
        B                           $9.08                       $8.30
--------------------------------------------------------------------------------
        C                           $9.09                       $8.31
--------------------------------------------------------------------------------
        Y                           $9.32                       $8.49
--------------------------------------------------------------------------------

Distributions per Share: 9/1/10-8/31/11
--------------------------------------------------------------------------------

                   Net Investment       Short-Term        Long-Term
    Class             Income          Capital Gains     Capital Gains
      A              $0.0580               $ --              $ --
--------------------------------------------------------------------------------
      B              $  --                 $ --              $ --
--------------------------------------------------------------------------------
      C              $  --                 $ --              $ --
--------------------------------------------------------------------------------
      Y              $0.1065               $ --              $ --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.


                      Pioneer Global Equity Fund | Annual Report | 8/31/11     9

Performance Update | 8/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) World
Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                          Net Asset       Public Offering
Period                                    Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                 0.89%          -0.15%
5 Years                                   -1.21           -2.37
1 Year                                    10.48            4.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                           1.71%           1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global Equity Fund         MSCI World Index
12/05              9425                              10000
 8/06             10547                              10949
 8/07             12085                              12807
 8/08             10794                              11261
 8/09              9085                               9323
 8/10              8982                               9467
 8/11              9923                              10836

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Global Equity Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                             If          If
Period                                       Held        Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                   -0.03%      -0.03%
5 Years                                      -2.10       -2.10
1 Year                                        9.40        5.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                             Gross       Net
--------------------------------------------------------------------------------
                                              2.93%       2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global Equity Fund         MSCI World Index
12/05             10000                              10000
 8/06             11111                              10949
 8/07             12617                              12807
 8/08             11172                              11261
 8/09              9320                               9323
 8/10              9133                               9467
 8/11              9992                              10836

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     11

Performance Update | 8/31/11                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                             If            If
Period                                       Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                   -0.02%        -0.02%
5 Years                                      -2.09         -2.09
1 Year                                        9.39          9.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                              2.54%         2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global Equity Fund         MSCI World Index
12/05             10000                              10000
 8/06             11111                              10949
 8/07             12628                              12807
 8/08             11179                              11261
 8/09              9326                               9323
 8/10              9139                               9467
 8/11              9997                              10836

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Global Equity Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                             If               If
Period                                       Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                    0.59%            0.59%
5 Years                                      -1.55            -1.55
1 Year                                       10.96            10.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                             Gross            Net
--------------------------------------------------------------------------------
                                              0.96%            0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Global Equity Fund         MSCI World Index
12/05             5000000                            5000000
 8/06             5595596                            5474445
 8/07             6329046                            6403612
 8/08             5579945                            5630699
 8/09             4692443                            4661475
 8/10             4664575                            4733454
 8/11             5175958                            5417874

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2011 through August 31, 2011.

--------------------------------------------------------------------------------------
 Share Class                     A               B               C               Y
--------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 3/1/11
--------------------------------------------------------------------------------------
 Ending Account                $903.50         $899.01         $898.26         $904.84
 Value (after expenses)
 on 8/31/11
--------------------------------------------------------------------------------------
 Expenses Paid                   $6.33          $10.63          $10.62           $3.94
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.32%, 2.22%, 2.22%, and 0.82% for Class A, Class B, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the Expenses Paid During Period in the table above.


14     Pioneer Global Equity Fund | Annual Report | 8/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return before expenses, reflecting the period from March 1, 2011 through August 31, 2011.

--------------------------------------------------------------------------------------
 Share Class                     A               B               C               Y
--------------------------------------------------------------------------------------
 Beginning Account           $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 3/1/11
--------------------------------------------------------------------------------------
 Ending Account              $1,018.55       $1,014.01       $1,014.01       $1,021.07
 Value (after expenses)
 on 8/31/11
--------------------------------------------------------------------------------------
 Expenses Paid                   $6.72          $11.27          $11.27           $4.18
 During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.32%, 2.22%, 2.22%, and 0.82% for Class A, Class B, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the Expenses Paid During Period in the table above.


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     15

Schedule of Investments | 8/31/11

----------------------------------------------------------------
 Shares                                             Value
----------------------------------------------------------------
               PREFERRED STOCK -- 0.2%
               UTILITIES -- 0.2%
               Multi-Utilities -- 0.2%
    9,300      RWE AG*                              $    310,415
----------------------------------------------------------------
               TOTAL PREFERRED STOCK
               (Cost $318,751)                      $    310,415
----------------------------------------------------------------
               COMMON STOCKS -- 98.0%
               ENERGY -- 10.0%
               Integrated Oil & Gas -- 5.7%
  391,245      BP Amoco Plc                         $  2,563,108
   18,600      ConocoPhillips, Inc.                    1,266,102
    9,400      Petrochina Co., Ltd. (A.D.R.)*          1,207,900
1,182,000      PetroChina Co., Ltd.                    1,518,884
   20,300      Total SA                                  991,943
                                                    ------------
                                                    $  7,547,937
----------------------------------------------------------------
               Oil & Gas Drilling -- 1.7%
   46,100      Ensco Plc (A.D.R.)                   $  2,224,786
----------------------------------------------------------------
               Oil & Gas Exploration & Production -- 2.6%
   40,800      Chesapeake Energy Corp.              $  1,321,512
    1,100      HRT Participacoes SA de CV*               709,298
      200      Inpex Corp.*                            1,355,593
                                                    ------------
                                                    $  3,386,403
                                                    ------------
               Total Energy                         $ 13,159,126
----------------------------------------------------------------
               MATERIALS -- 7.5%
               Construction Materials -- 0.6%
  812,000      China Resources Cement, Ltd.*(b)     $    764,241
----------------------------------------------------------------
               Diversified Chemical -- 0.2%
    9,400      Dow Chemical Co.                     $    267,430
----------------------------------------------------------------
               Diversified Metals & Mining -- 1.3%
   32,300      Eurasian Natural Resources Corp.     $    357,613
    6,800      Molycorp, Inc.*(b)                        384,336
   12,200      Rio Tinto, Ltd.                           951,784
                                                    ------------
                                                    $  1,693,733
----------------------------------------------------------------
               Fertilizers & Agricultural Chemicals -- 0.6%
   10,900      The Mosaic Co.                       $    775,317
----------------------------------------------------------------
               Forest Products -- 0.1%
  138,700      Sino-Forest Corp.*(e)                $    141,625
----------------------------------------------------------------
               Gold -- 3.5%
   36,700      Anglogold Ashanti, Ltd. (A.D.R.)     $  1,646,362
  950,500      Centamin Egypt, Ltd.*                   1,607,034
   21,500      Newmont Mining Corp.                    1,346,330
                                                    ------------
                                                    $  4,599,726
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Global Equity Fund | Annual Report | 8/31/11

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
               Specialty Chemicals -- 0.7%
   22,300      Nitto Denko Corp.*                              $    872,717
---------------------------------------------------------------------------
               Steel -- 0.5%
  336,000      Sumitomo Metal Industries, Ltd.*                $    704,685
                                                               ------------
               Total Materials                                 $  9,819,474
---------------------------------------------------------------------------
               CAPITAL GOODS -- 11.7%
               Aerospace & Defense -- 1.6%
   28,027      United Technologies Corp.                       $  2,081,005
---------------------------------------------------------------------------
               Construction & Engineering -- 0.3%
  698,000      China Railways Construction Corp.               $    371,931
---------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 2.1%
1,362,433      Industrea, Ltd.*                                $  1,981,010
  263,000      United Tractors Tbk                                  749,850
                                                               ------------
                                                               $  2,730,860
---------------------------------------------------------------------------
               Electrical Component & Equipment -- 3.0%
   29,300      Emerson Electric Co.                            $  1,363,915
   79,300      Fushi Copperweld, Inc.*                              543,998
   33,500      Harbin Electric, Inc.*(b)                            555,430
   23,000      Rockwell International Corp.                       1,474,990
                                                               ------------
                                                               $  3,938,333
---------------------------------------------------------------------------
               Industrial Conglomerates -- 1.6%
   11,100      3M Co.                                          $    921,078
   24,100      Philips Electronics NV                               510,285
  203,000      Shanghai Industrial Holdings, Ltd.*                  668,243
                                                               ------------
                                                               $  2,099,606
---------------------------------------------------------------------------
               Industrial Machinery -- 1.3%
   30,800      SPX Corp.                                       $  1,752,212
---------------------------------------------------------------------------
               Trading Companies & Distributors -- 1.8%
  214,300      Itochu Corp.*                                   $  2,319,182
                                                               ------------
               Total Capital Goods                             $ 15,293,129
---------------------------------------------------------------------------
               TRANSPORTATION -- 0.6%
               Highways & Railtrack -- 0.6%
1,694,700      Yuexiu Transport Infrastructure, Ltd.           $    730,821
                                                               ------------
               Total Transportation                            $    730,821
---------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 2.8%
               Auto Parts & Equipment -- 1.2%
  300,700      China XD Plastics Co.*                          $  1,596,717
---------------------------------------------------------------------------
               Automobile Manufacturers -- 1.2%
   29,600      Daimlerchrysler AG                              $  1,599,166
---------------------------------------------------------------------------
               Tires & Rubber -- 0.4%
   20,900      Bridgestone Corp.*                              $    465,746
                                                               ------------
               Total Automobiles & Components                  $  3,661,629
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     17

--------------------------------------------------------------------
 Shares                                                 Value
--------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 1.7%
             Homebuilding -- 1.7%
487,035      Gafisa SA                                  $  2,279,530
                                                        ------------
             Total Consumer Durables & Apparel          $  2,279,530
--------------------------------------------------------------------
             MEDIA -- 0.8%
             Cable & Satellite -- 0.8%
 39,500      SES SA                                     $  1,080,347
                                                        ------------
             Total Media                                $  1,080,347
--------------------------------------------------------------------
             RETAILING -- 1.0%
             Automotive Retail -- 1.0%
 15,000      USS Co., Ltd.*                             $  1,300,760
                                                        ------------
             Total Retailing                            $  1,300,760
--------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 0.5%
             Hypermarkets & Supercenters -- 0.5%
 13,500      Wal-Mart Stores, Inc.                      $    718,335
                                                        ------------
             Total Food & Drug Retailing                $    718,335
--------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 9.4%
             Distillers & Vintners -- 0.5%
 33,800      Constellation Brands, Inc.*                $    668,226
--------------------------------------------------------------------
             Packaged Foods & Meats -- 4.5%
 45,200      Campbell Soup Co. (b)                      $  1,440,524
 29,000      Nestle SA                                     1,797,232
994,500      PT Indofood Sukses Makmur Tbk                   728,413
 36,800      Unilever Plc                                  1,237,079
655,000      Universal Robina Corp.                          611,781
                                                        ------------
                                                        $  5,815,029
--------------------------------------------------------------------
             Soft Drinks -- 2.0%
 18,600      Coca-Cola Co.                              $  1,310,370
 20,900      PepsiCo, Inc.                                 1,346,587
                                                        ------------
                                                        $  2,656,957
--------------------------------------------------------------------
             Tobacco -- 2.4%
 26,500      Altria Group, Inc.                         $    720,535
 48,100      Imperial Tobacco Group Plc                    1,593,791
    200      Japan Tobacco, Inc.*                            863,485
                                                        ------------
                                                        $  3,177,811
                                                        ------------
             Total Food, Beverage & Tobacco             $ 12,318,023
--------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
             Health Care Equipment -- 0.7%
 18,100      Covidien, Ltd.                             $    944,458
--------------------------------------------------------------------
             Managed Health Care -- 0.4%
 11,100      United Healthcare Group, Inc.              $    527,472
                                                        ------------
             Total Health Care Equipment & Services     $  1,471,930
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Global Equity Fund | Annual Report | 8/31/11

------------------------------------------------------------------------------
 Shares                                                           Value
------------------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 10.5%
               Biotechnology -- 0.5%
   10,100      Cubist Pharmaceuticals, Inc.*                      $    350,369
    6,600      Vertex Pharmaceuticals, Inc.*                           298,782
                                                                  ------------
                                                                  $    649,151
------------------------------------------------------------------------------
               Pharmaceuticals -- 10.0%
  118,100      GlaxoSmithKline Plc                                $  2,520,889
   25,360      Johnson & Johnson Co.                                 1,668,688
   79,400      Merck & Co., Inc.                                     2,629,728
   21,500      Mylan, Inc.*                                            446,125
   29,100      Novartis AG                                           1,701,927
   32,500      Pfizer, Inc.                                            616,850
    3,700      Roche Holdings AG                                       648,250
   24,900      Salix Pharmaceuticals, Ltd.*                            758,205
   12,157      Sanofi SA                                               885,291
   10,600      Teva Pharmaceutical Industries, Ltd. (A.D.R.)           438,416
   12,000      Watson Pharmaceuticals, Inc.*                           805,440
                                                                  ------------
                                                                  $ 13,119,809
                                                                  ------------
               Total Pharmaceuticals & Biotechnology              $ 13,768,960
------------------------------------------------------------------------------
               BANKS -- 9.8%
               Diversified Banks -- 9.4%
  812,300      Bank Negara Indonesia Persero Tbk PT               $    405,150
6,000,000      Bank Pembangunan Daerah Jawa Tbk                        757,813
1,679,785      China Construction Bank, Ltd.                         1,249,615
  203,100      Commerzbank AG*                                         604,935
  110,500      HSBC Holding Plc                                        962,598
5,125,605      Industrial and Commercial Bank of China, Ltd.*        3,388,095
   64,200      Industrial Bank of Korea, Ltd.*                         961,575
  101,000      Overseas-Chinese Banking Corp., Ltd.                    733,813
   23,600      Sumitomo Mitsui Financial Group, Inc.*                  701,500
   17,550      Toronto-Dominion Bank, Inc. (b)                       1,384,682
   80,000      United Overseas Bank, Inc.                            1,232,225
                                                                  ------------
                                                                  $ 12,382,001
------------------------------------------------------------------------------
               Regional Banks -- 0.4%
   10,200      PNC Bank Corp.                                     $    511,428
                                                                  ------------
               Total Banks                                        $ 12,893,429
------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 7.8%
               Asset Management & Custody Banks -- 0.9%
   32,300      GAM Holding AG                                     $    478,378
  186,400      Man Group Plc                                           675,820
                                                                  ------------
                                                                  $  1,154,198
------------------------------------------------------------------------------
               Consumer Finance -- 2.7%
   78,400      Capital One Financial Corp. (b)                    $  3,610,320
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     19

-----------------------------------------------------------------------------
 Shares                                                          Value
-----------------------------------------------------------------------------
               Diversified Finance Services -- 1.7%
   59,000      J.P. Morgan Chase & Co.                           $  2,216,040
-----------------------------------------------------------------------------
               Multi-Sector Holding -- 2.5%
3,373,300      First Pacific Co.                                 $  3,234,559
                                                                 ------------
               Total Diversified Financials                      $ 10,215,117
-----------------------------------------------------------------------------
               INSURANCE -- 2.2%
               Multi-Line Insurance -- 1.7%
   22,204      Allianz AG                                        $  2,292,298
-----------------------------------------------------------------------------
               Reinsurance -- 0.5%
    4,900      Muenchener Rueckversicherungs Gesellschaft AG     $    641,211
                                                                 ------------
               Total Insurance                                   $  2,933,509
-----------------------------------------------------------------------------
               REAL ESTATE -- 0.5%
               Real Estate Development -- 0.5%
  501,000      Wheelock Properties Singapore, Ltd.               $    708,443
                                                                 ------------
               Total Real Estate                                 $    708,443
-----------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 3.9%
               Internet Software & Services -- 0.8%
    1,900      Google, Inc.*                                     $  1,027,824
-----------------------------------------------------------------------------
               Systems Software -- 3.1%
  156,119      Microsoft Corp.                                   $  4,152,765
                                                                 ------------
               Total Software & Services                         $  5,180,589
-----------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 5.7%
               Communications Equipment -- 1.2%
   18,200      Cisco Systems, Inc.                               $    285,376
      950      HTC Corp.                                               24,941
   25,100      Juniper Networks, Inc.*                                525,343
  168,700      Tellabs, Inc.                                          688,296
                                                                 ------------
                                                                 $  1,523,956
-----------------------------------------------------------------------------
               Computer Hardware -- 1.8%
    4,785      Apple, Inc.*                                      $  1,841,412
   20,200      Hewlett-Packard Co.                                    525,806
                                                                 ------------
                                                                 $  2,367,218
-----------------------------------------------------------------------------
               Office Electronics -- 1.5%
   27,400      Canon, Inc.*                                      $  1,293,684
   75,700      Xerox Corp.                                            628,310
                                                                 ------------
                                                                 $  1,921,994
-----------------------------------------------------------------------------
               Technology Distributors -- 1.2%
   30,800      Arrow Electronics, Inc.*                          $    960,960
   37,300      Ingram Micro, Inc.*                                    665,432
                                                                 ------------
                                                                 $  1,626,392
                                                                 ------------
               Total Technology Hardware & Equipment             $  7,439,560
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Global Equity Fund | Annual Report | 8/31/11

----------------------------------------------------------------------
 Shares                                                   Value
----------------------------------------------------------------------
               SEMICONDUCTORS -- 3.2%
               Semiconductor Equipment -- 2.1%
   90,600      Applied Materials, Inc.                    $  1,025,592
   48,600      ASM Lithography Holding NV                    1,722,339
                                                          ------------
                                                          $  2,747,931
----------------------------------------------------------------------
               Semiconductors -- 1.1%
   38,600      Intel Corp.                                $    777,018
    1,800      Samsung Electronics, Ltd.* (144A)               629,903
                                                          ------------
                                                          $  1,406,921
                                                          ------------
               Total Semiconductors                       $  4,154,852
----------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 5.9%
               Integrated Telecommunication Services -- 2.8%
    9,500      CenturyLink, Inc.                          $    343,425
   72,000      Deutsche Telekom AG*                            914,323
  529,100      Singapore Telecommunications, Ltd.            1,366,307
  912,000      Telecom Italia S.p.A.*                          998,093
                                                          ------------
                                                          $  3,622,148
----------------------------------------------------------------------
               Wireless Telecommunication Services -- 3.1%
   76,300      China Mobile, Ltd.                         $    779,361
   10,600      Millicom International Cellular SA (b)        1,190,236
   79,600      Vodafone Group Plc (A.D.R.)                   2,096,666
                                                          ------------
                                                          $  4,066,263
                                                          ------------
               Total Telecommunication Services           $  7,688,411
----------------------------------------------------------------------
               UTILITIES -- 1.4%
               Water Utilities -- 1.4%
1,347,500      Guangdong Investment, Ltd.                 $    818,357
2,185,700      Manila Water Co., Inc.                          991,954
                                                          ------------
                                                          $  1,810,311
                                                          ------------
               Total Utilities                            $  1,810,311
----------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $133,323,268)                        $128,626,285
----------------------------------------------------------------------

----------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------
               CORPORATE BOND -- 0.0%
               BANKS -- 0.0%
               Diversified Banks -- 0.0%
  18,000       NBP Capital Trust III, 7.375%, 10/29/49    $     15,480
----------------------------------------------------------------------
               TOTAL CORPORATE BOND
               (Cost $14,590)                             $     15,480
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     21

------------------------------------------------------------------------------------
Principal
Amount ($)                                                              Value
------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT BONDS -- 2.4%
1,132,500     Ireland Government Bond, 5.0%, 10/18/20                   $  1,278,268
1,686,500     Ireland Government Bond, 5.4%, 3/13/25                       1,833,252
                                                                        ------------
                                                                        $  3,111,520
------------------------------------------------------------------------------------
              TOTAL FOREIGN GOVERNMENT BONDS
              (Cost $2,470,482)                                         $  3,111,520
------------------------------------------------------------------------------------
              TEMPORARY CASH INVESTMENTS -- 5.8%
              SECURITIES LENDING COLLATERAL -- 5.8% (c)
              Certificates of Deposit:
222,561       Bank of America NA, 0.19%, 9/2/11                         $    222,561
222,561       Bank of Montreal Chicago, 0.18%, 10/20/11                      222,561
 44,512       Bank of Nova Scotia, 0.26%, 9/29/11                             44,512
178,049       Bank of Nova Scotia, 0.32%, 6/11/12                            178,049
222,561       Canadian Imperial Bank of Commerce NY, 0.21%, 10/3/11          222,561
222,539       DnB NOR Bank ASA NY, 0.22%, 11/14/11                           222,539
111,280       National Australia Bank NY, 0.27%, 10/19/11                    111,280
244,848       RaboBank Netherland NV NY, 0.29%, 4/2/12                       244,848
133,537       Royal Bank of Canada NY, 0.33%, 12/2/11                        133,537
222,570       Skandinav Enskilda Bank NY, 0.33%, 12/6/11                     222,570
222,561       Westpac Banking Corp. NY, 0.33%, 12/6/11                       222,561
                                                                        ------------
                                                                        $  2,047,579
------------------------------------------------------------------------------------
              Commercial Paper:
133,528       ABTPP, 0.10%, 9/26/11                                     $    133,528
 89,025       American Honda Finance, 0.30%, 1/11/12                          89,025
133,534       Australia & New Zealand Banking Group, 0.15%, 9/6/11           133,534
222,551       CHARFD, 0.14%, 9/13/11                                         222,551
133,533       CHARFD, 0.14%, 9/8/11                                          133,533
102,155       Federal Farm Credit Bank, 0.18%, 8/20/12                       102,155
160,243       General Electric Capital Corp., 0.37%, 4/10/12                 160,243
 22,239       General Electric Capital Corp., 0.42%, 7/27/12                  22,239
 24,492       General Electric Capital Corp., 0.48%, 11/21/11                 24,492
 84,569       JDCCPP, 0.10%, 9/20/11                                          84,569
200,305       JPMorgan Chase & Co., 0.28%, 7/17/12                           200,305
111,262       NABPP, 0.19%, 10/3/11                                          111,262
200,189       NESCAP, 0.19%, 12/20/11                                        200,189
177,869       NORDNA, 0.28%, 1/9/12                                          177,869
142,670       OLDLLC, 0.17%, 10/5/11                                         142,670
 66,757       OLDLLC, 0.17%, 10/7/11                                          66,757
178,006       PGPP, 0.14%, 11/3/11                                           178,006
111,281       Royal Bank of Canada NY, 0.30%, 8/17/12                        111,281
111,281       SANCPU, 0.64%, 9/1/11                                          111,281
133,506       Sanofi Aventis, 0.17%, 10/20/11                                133,506
 89,025       SOCNAM, 0.22%, 9/1/11                                           89,025
222,561       Svenska Handelsbanken, 0.29%, 6/29/12                          222,561

The accompanying notes are an integral part of these financial statements.

22     Pioneer Global Equity Fund | Annual Report | 8/31/11

----------------------------------------------------------------------
Principal
Amount ($)                                                Value
----------------------------------------------------------------------
              Commercial Paper -- (continued)
111,279       TBLLC, 0.12%, 9/7/11                        $    111,279
119,332       TBLLC, 0.17%, 10/12/11                           119,332
 89,139       TBLLC, 0.18%, 10/5/11                             89,139
222,561       Toyota Motor Credit Corp., 0.33%, 9/8/11         222,561
111,253       VARFUN, 0.19%, 10/19/11                          111,253
 89,033       Wachovia, 0.38%, 10/15/11                         89,033
 66,807       Wachovia, 0.40%, 3/1/12                           66,807
 44,529       Wells Fargo & Co., 0.34%, 1/24/12                 44,529
 89,023       WMT, 0.08%, 9/7/11                                89,023
                                                          ------------
                                                          $  3,793,537
----------------------------------------------------------------------
              Tri-party Repurchase Agreements:
202,291       BNP Paribas, Inc., 0.06%, 9/1/11            $    202,291
845,707       RBS Securities, Inc., 0.06%, 9/1/11              845,707
                                                          ------------
                                                          $  1,047,998
----------------------------------------------------------------------

----------------------------------------------------------------------
 Shares
----------------------------------------------------------------------
              Money Market Mutual Funds:
333,843       Dreyfus Preferred Money Market Fund         $    333,843
333,843       Fidelity Prime Money Market Fund                 333,843
                                                          ------------
                                                          $    667,686
                                                          ------------
              Total Securities Lending Collateral         $  7,556,800
----------------------------------------------------------------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $7,556,800)                           $  7,556,800
----------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 106.4%
              (Cost $143,683,891) (a)(d)                  $139,620,500
----------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- (6.4)%      $ (8,377,907)
----------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                  $131,242,593
======================================================================

(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2011, the value of these securities amounted to $629,903 or 0.5% of total net assets.

(a) At August 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $144,111,316 was as follows:

           Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost      $ 6,416,553
           Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value      (10,907,369)
                                                                     -----------
           Net unrealized loss                                       $(4,490,816)
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     23

(b)      At August 31, 2011, the following securities were out on loan:

---------------------------------------------------------------
 Shares        Security                              Value
---------------------------------------------------------------
 44,700     Campbell Soup Co.                        $1,424,589
 50,000     Capital One Financial Corp.               2,302,500
401,000     China Resources Cement, Ltd.*               377,415
 33,000     Harbin Electric, Inc.*                      547,140
 10,000     Millicom International Cellular SA        1,122,865
  6,000     Molycorp, Inc.*                             339,120
 16,000     Toronto-Dominion Bank, Inc.               1,262,388
---------------------------------------------------------------
            Total                                    $7,376,017
===============================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

            United States                                  40.1%
            United Kingdom                                 10.3%
            Japan                                           7.5%
            People's Republic of China                      5.9%
            Hong Kong                                       5.3%
            Germany                                         4.8%
            Switzerland                                     3.5%
            Singapore                                       3.1%
            Ireland                                         2.3%
            Brazil                                          2.3%
            Australia                                       2.2%
            Indonesia                                       2.0%
            Luxembourg                                      1.7%
            Netherlands                                     1.7%
            France                                          1.4%
            South Africa                                    1.2%
            South Korea                                     1.2%
            Philippines                                     1.2%
            Canada                                          1.2%
            Other (individually less than 1%)               1.1%
                                                          -----
                                                          100.0%
                                                          =====

(e)      Security is valued by management using fair value methods (See Note
         1A).

The accompanying notes are an integral part of these financial statements.

24     Pioneer Global Equity Fund | Annual Report | 8/31/11

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2011 aggregated $281,282,163 and $284,801,214, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities using fair value methods (see Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------
                                 Level 1          Level 2           Level 3      Total
--------------------------------------------------------------------------------------------
Common Stocks (U.S.)             $58,300,541      $       --        $     --     $58,300,541
Common Stocks (Foreign)            4,373,510      65,810,609              --      70,184,119
Common Stocks
  (Forest Products)                       --              --         141,625         141,625
Preferred Stock                           --         310,415              --         310,415
Corporate Bond                            --          15,480              --          15,480
Foreign Government Bonds                  --       3,111,520              --       3,111,520
Temporary Cash Investments                --       5,841,116              --       5,841,116
Money Market Mutual Funds            667,686              --              --         667,686
Repurchase Agreements                     --       1,047,998              --       1,047,998
--------------------------------------------------------------------------------------------
   Total                         $63,341,737      $76,137,138       $141,625    $139,620,500
============================================================================================

Other Financial Instruments*     $        --      $ (728,512)       $     --     $  (728,512)
--------------------------------------------------------------------------------------------

* Other financial instruments include foreign exchange contracts.

The Fund had no significant transfers between levels 1 and 2 during the year ended August 31, 2011.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                        Common
                                                                        Stocks
--------------------------------------------------------------------------------
Balance as of 8/31/10                                                   $     --
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation (depreciation)(2)                           --
Net purchases (sales)                                                         --
Transfers in and out of Level 3*                                         141,625
--------------------------------------------------------------------------------
Balance as of 8/31/11                                                   $141,625
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
*     Transfers are calculated on the date of transfer.

Net change in unrealized appreciation (depreciation) of
  investments still held as of 8/31/11                               $(2,410,974)

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     25

Statement of Assets and Liabilities | 8/31/11

ASSETS:
  Investment in securities (including securities loaned of $7,376,017)
   (cost $143,683,891)                                                    $139,620,500
  Foreign currencies, at value (cost $31,854)                                   31,779
  Receivables --
   Investment securities sold                                                3,278,076
   Fund shares sold                                                             35,461
   Dividends, interest and foreign taxes withheld                              547,448
   Due from Pioneer Investment Management, Inc.                                 15,279
  Other                                                                         19,921
--------------------------------------------------------------------------------------
     Total assets                                                         $143,548,464
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $    682,077
   Fund shares repurchased                                                      63,445
   Upon return of securities loaned                                          7,556,800
   Forward foreign currency settlement contracts, net                          728,512
  Due to bank                                                                3,065,704
  Due to affiliates                                                             40,801
  Accrued expenses                                                             168,532
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 12,305,871
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $188,557,909
  Undistributed net investment income                                        1,931,305
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (54,469,762)
  Net unrealized loss on investments                                        (4,063,391)
  Net unrealized loss on other assets and liabilities denominated in
   foreign currencies                                                         (713,468)
--------------------------------------------------------------------------------------
     Total net assets                                                     $131,242,593
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $60,701,295/6,551,678 shares)                         $       9.27
  Class B (based on $4,174,583/459,883 shares)                            $       9.08
  Class C (based on $6,439,273/708,489 shares)                            $       9.09
  Class Y (based on $59,927,442/6,432,206 shares)                         $       9.32
MAXIMUM OFFERING PRICE:
  Class A ($9.27 [divided by] 94.25%)                                     $       9.84
======================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Global Equity Fund | Annual Report | 8/31/11

Statement of Operations

For the Year Ended 8/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $250,319)                   $ 3,476,130
  Interest                                                                    105,433
  Income from securities loaned, net                                          144,188
-------------------------------------------------------------------------------------------------------
     Total investment income                                                                $ 3,725,751
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 1,101,852
  Transfer agent fees
   Class A                                                                    245,865
   Class B                                                                     43,517
   Class C                                                                     24,734
   Class Y                                                                        456
  Distribution fees
   Class A                                                                    171,976
   Class B                                                                     54,265
   Class C                                                                     72,247
  Shareholder communications expense                                          113,523
  Administrative reimbursements                                                44,616
  Custodian fees                                                               78,067
  Registration fees                                                            63,266
  Professional fees                                                            53,994
  Printing expense                                                             20,907
  Fees and expenses of nonaffiliated Trustees                                   8,335
  Miscellaneous                                                                15,530
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $ 2,113,150
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                             (416,773)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $ 1,696,377
-------------------------------------------------------------------------------------------------------
       Net investment income                                                                $ 2,029,374
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $18,685,060
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (173,333)      $18,511,727
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                            $(5,186,812)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (720,847)      $(5,907,659)
-------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                 $12,604,068
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $14,633,442
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     27

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                   Year Ended          Year Ended
                                                                   8/31/11             8/31/10
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  2,029,374        $  1,402,150
Net realized gain on investments and foreign currency
  transactions                                                       18,511,727          12,022,435
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                              (5,907,659)        (15,096,865)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $ 14,633,442        $ (1,672,280)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.06 and $0.03 per share, respectively)               $   (415,946)       $   (203,491)
   Class Y ($0.11 and $0.05 per share, respectively)                   (711,220)           (372,349)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (1,127,166)       $   (575,840)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                       $  9,623,090        $ 10,121,527
Reinvestment of distributions                                           411,202             195,488
Cost of shares repurchased                                          (24,160,771)        (21,899,281)
----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                            $(14,126,479)       $(11,582,266)
----------------------------------------------------------------------------------------------------
   Net decrease in net assets                                      $   (620,203)       $(13,830,386)
NET ASSETS:
Beginning of year                                                   131,862,796         145,693,182
----------------------------------------------------------------------------------------------------
End of year                                                        $131,242,593        $131,862,796
====================================================================================================
Undistributed net investment income                                $  1,931,305        $  1,126,283
====================================================================================================

The accompanying notes are an integral part of these financial statements.

28     Pioneer Global Equity Fund | Annual Report | 8/31/11

-------------------------------------------------------------------------------------------------
                                     '11 Shares     '11 Amount        '10 Shares     '10 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                             670,887     $ 6,600,343          615,218     $ 6,093,640
Reinvestment of distributions            40,574         398,443           20,447         189,737
Less shares repurchased              (1,438,891)    (14,151,064)      (1,617,227)    (14,587,783)
-------------------------------------------------------------------------------------------------
   Net decrease                        (727,430)    $(7,152,278)        (981,562)    $(8,304,406)
=================================================================================================
Class B
Shares sold or exchanged                 35,442     $   339,937           55,616     $   549,379
Less shares repurchased                (248,775)     (2,390,105)        (326,553)     (2,926,878)
-------------------------------------------------------------------------------------------------
   Net decrease                        (213,333)    $(2,050,168)        (270,937)    $(2,377,499)
=================================================================================================
Class C
Shares sold                             161,657     $ 1,577,172          123,259     $ 1,162,452
Less shares repurchased                (189,333)     (1,831,876)        (202,072)     (1,796,016)
-------------------------------------------------------------------------------------------------
   Net decrease                         (27,676)    $  (254,704)         (78,813)    $  (633,564)
=================================================================================================
Class Y
Shares sold                             112,886     $ 1,105,638          208,730     $ 2,316,056
Reinvestment of distributions             1,295          12,759              619           5,751
Less shares repurchased                (594,937)     (5,787,726)        (288,865)     (2,588,604)
-------------------------------------------------------------------------------------------------
   Net decrease                        (480,756)    $(4,669,329)         (79,516)    $  (266,797)
=================================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     29

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year         Year         Year        Year
                                                                 Ended       Ended        Ended        Ended       Ended
                                                                 8/31/11     8/31/10      8/31/09      8/31/08     8/31/07
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  8.44     $  8.56      $ 10.42      $ 12.53     $11.18
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.13     $  0.08      $  0.07      $  0.14     $ 0.08
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                 0.76       (0.17)       (1.76)       (1.38)      1.53
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations              $  0.89     $ (0.09)     $ (1.69)     $ (1.24)    $ 1.61
Distribution to shareowners:
 Net investment income                                             (0.06)      (0.03)       (0.17)       (0.11)     (0.05)
 Net realized gain                                                    --          --           --        (0.76)     (0.21)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.83     $ (0.12)     $ (1.86)     $ (2.11)    $ 1.35
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.27     $  8.44      $  8.56      $ 10.42     $12.53
===========================================================================================================================

Total return*                                                      10.48%      (1.13)%     (15.83)%     (10.68)%    14.58%
Ratio of net expenses to average net assets+                        1.30%       1.30%        1.30%        1.31%      1.30%
Ratio of net investment income to average net assets+               1.23%       0.82%        0.69%        1.30%      1.05%
Portfolio turnover rate                                              194%        114%         120%         137%        74%
Net assets, end of period (in thousands)                         $60,701     $61,466      $70,718      $ 3,060     $2,562
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.67%       1.71%        2.25%        4.61%      6.11%
 Net investment income (loss)                                       0.86%       0.41%       (0.26)%      (2.00)%    (3.76)%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                       1.30%       1.30%        1.30%        1.30%      1.30%
 Net investment income                                              1.23%       0.82%        0.69%        1.31%      1.05%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Equity Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Year         Year          Year         Year         Year
                                                                  Ended        Ended         Ended        Ended        Ended
                                                                  8/31/11      8/31/10       8/31/09      8/31/08      8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $ 8.30       $  8.47       $ 10.28      $ 12.37      $11.10
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $ 0.07       $  0.00(a)    $ (0.02)     $  0.03      $ 0.00(a)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     0.71         (0.17)        (1.70)       (1.36)       1.49
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 0.78       $ (0.17)      $ (1.72)     $ (1.33)     $ 1.49
Distribution to shareowners:
 Net investment income                                                --            --         (0.09)          --       (0.01)
 Net realized gain                                                    --            --            --        (0.76)      (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.78       $ (0.17)      $ (1.81)     $ (2.09)     $ 1.27
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.08       $  8.30       $  8.47      $ 10.28      $12.37
================================================================================================================================
Total return*                                                       9.40%        (2.01)%      (16.57)%     (11.46)%     13.55%
Ratio of net expenses to average net assets+                        2.20%         2.20%         2.20%        2.21%       2.20%
Ratio of net investment income (loss) to average net assets+        0.29%        (0.11)%       (0.01)%       0.41%       0.12%
Portfolio turnover rate                                              194%          114%          120%         137%         74%
Net assets, end of period (in thousands)                          $4,175       $ 5,587       $ 7,994      $ 1,403      $1,200
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       2.97%         2.93%         4.14%        5.37%       6.84%
 Net investment loss                                               (0.49)%       (0.84)%       (1.95)%      (2.75)%     (4.52)%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                       2.20%         2.20%         2.20%        2.20%       2.20%
 Net investment income (loss)                                       0.29%        (0.11)%       (0.01)%       0.42%       0.12%
================================================================================================================================

(a) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Global Equity Fund | Annual Report | 8/31/11    31

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Year       Year          Year          Year         Year
                                                                    Ended      Ended         Ended         Ended        Ended
                                                                    8/31/11    8/31/10       8/31/09       8/31/08      8/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $ 8.31     $   8.48      $ 10.26       $ 12.39      $ 11.10
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ 0.04     $   0.00(b)   $ (0.04)      $  0.03      $  0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                   0.74        (0.17)       (1.68)        (1.36)        1.49
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $ 0.78     $  (0.17)     $ (1.72)      $ (1.33)     $  1.50
Distribution to shareowners:
 Net investment income                                                  --           --        (0.06)        (0.04)          --
 Net realized gain                                                      --           --           --         (0.76)       (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ 0.78     $  (0.17)     $ (1.78)      $ (2.13)     $  1.29
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.09     $   8.31      $  8.48       $ 10.26      $ 12.39
=================================================================================================================================
Total return*                                                         9.39%       (2.00)%     (16.58)%      (11.47)%      13.65%
Ratio of net expenses to average net assets+                          2.20%        2.20%        2.20%         2.21%        2.20%
Ratio of net investment income (loss) to average net assets+          0.35%       (0.07)%       0.00%(a)      0.35%        0.12%
Portfolio turnover rate                                                194%         114%         120%          137%          74%
Net assets, end of period (in thousands)                            $6,439     $  6,118      $ 6,910       $   818      $   780
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         2.48%        2.54%        3.76%         5.45%        6.70%
 Net investment income (loss)                                         0.07%       (0.41)%      (1.56)%       (2.89)%       4.38%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                         2.20%        2.20%        2.20%         2.20%        2.20%
 Net investment income (loss)                                         0.35%        (0.07%)      0.00%(a)      0.36%        0.12%
=================================================================================================================================

(a) Amount rounds to less than 0.01%.
(b) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global Equity Fund | Annual Report | 8/31/11

---------------------------------------------------------------------------------------------------------------
                                                                     Year           Year
                                                                     Ended          Ended          12/31/08 (a)
                                                                     8/31/11        8/31/10        to 8/31/09
---------------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                $  8.49        $  8.59        $  7.25
---------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                              $  0.18        $  0.12        $  0.06
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                   0.76          (0.17)          1.28
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                  $  0.94        $ (0.05)       $  1.34
 Distribution to shareowners:
  Net investment income                                                (0.11)         (0.05)            --
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                          $  0.83        $ (0.10)       $  1.34
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $  9.32        $  8.49        $  8.59
===============================================================================================================
 Total return*                                                         10.96%         (0.59)%        18.48%(b)
 Ratio of net expenses to average net assets+                           0.80%          0.80%          0.80%**
 Ratio of net investment income to average net assets+                  1.74%          1.33%          2.57%**
 Portfolio turnover rate                                                 194%           114%           120%
 Net assets, end of period (in thousands)                            $59,927        $58,692        $60,071
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Net expenses                                                          0.95%          0.96%          1.10%**
  Net investment income                                                 1.59%          1.17%          2.27%**
 Ratios with waiver of fees by the Adviser and reduction
  for fees paid indirectly:
  Net expenses                                                          0.80%          0.80%          0.80%**
  Net investment income                                                 1.74%          1.33%          2.57%**
===============================================================================================================

(a)   Class Y shares were first publicly offered on December 31, 2008.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     33

Notes to Financial Statements | 8/31/11

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


34     Pioneer Global Equity Fund | Annual Report | 8/31/11

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At August 31, 2011, one security, representing 0.1% of total net assets was valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     35

   Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   At August 31, 2011, the Fund reclassified $97,186 to decrease undistributed net investment income and $97,186 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


36     Pioneer Global Equity Fund | Annual Report | 8/31/11

   At August 31, 2011, the Fund had a net capital loss carryforward of $54,042,337, which will expire in 2016 if not utilized.

   The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

   ---------------------------------------------------------------
                                               2011          2010
   ---------------------------------------------------------------
   Distributions paid from:
   Ordinary income                       $1,127,166      $575,840
   ---------------------------------------------------------------
      Total                              $1,127,166      $575,840
   ===============================================================


   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2011:

   ---------------------------------------------------------------
                                                             2011
   ---------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                    $   1,202,656
   Capital loss carryforward                          (54,042,337)
   Net unrealized loss                                 (4,475,635)
   ---------------------------------------------------------------
      Total                                         $ (57,315,316)
   ===============================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,230 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2011.


D. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     37

E. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any


38     Pioneer Global Equity Fund | Annual Report | 8/31/11
   price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. For the year ended August 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce the Fund's expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Expenses waived and reimbursed during the year ended August 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2012 for each class of shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,771 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     39

For the year ended August 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 84,088
Class B                                                                   12,313
Class C                                                                   13,891
Class Y                                                                    3,231
--------------------------------------------------------------------------------
   Total:                                                               $113,523
================================================================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,330 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $700 in distribution fees payable to PFD at August 31, 2011.


In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2011, CDSCs in the amount of $5,078 were paid to PFD.


40     Pioneer Global Equity Fund | Annual Report | 8/31/11

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2011, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At August 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The Fund's gross forward currency settlement contracts receivable and payable were $1,954,526 and $1,955,000, respectively, resulting in a net payable of $474. The average value of contracts open during the year ended August 31, 2011 was $16,655,204. Open portfolio hedges at August 31, 2011 were as follows:

-----------------------------------------------------------------------------------------------------------
                       Net                  In                                                  Net
                       Contracts            Exchange        Settlement                          Unrealized
Currency               to deliver           For             Date              Value             Gain (Loss)
-----------------------------------------------------------------------------------------------------------
        CAD                9,000,000        $ 9,476,155     11/30/11          $ 9,174,870       $(301,285)
(Canadian Dollar)
        CAD               (9,000,000)       $(9,488,322)    11/30/11          $(9,170,388)      $ 317,934
(Canadian Dollar)
        EUR                5,000,000        $ 7,193,940     11/30/11          $ 7,182,550       $ (11,390)
 (European Euro)
        EUR               (5,000,000)       $(7,148,765)    11/30/11          $(7,184,700)      $ (35,935)
 (European Euro)
        JPY             (475,000,000)       $(5,825,105)     9/30/11          $(6,203,975)      $(378,870)
 (Japanese Yen)
        JPY             (450,000,000)       $(5,539,484)    11/30/11          $(5,881,050)      $(341,566)
 (Japanese Yen)
        KRW            5,924,700,000        $ 5,539,486     11/30/11          $ 5,562,560       $  23,074
(South Korean Won)                                                                              ---------
                                                                                                $(728,038)

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of August 31, 2011 were as follows:

                                                                   Liabilities
                                        Asset Derivatives 2011     Derivatives 2011
                                        ----------------------   ---------------------
                                        Balance                  Balance
                                        Sheet                    Sheet
Derivatives                             Location       Value     Location    Value
--------------------------------------------------------------------------------------
Forward Foreign Currency Contracts      Receivables    $ --      Payables*   $728,512
--------------------------------------------------------------------------------------

  Total                                                $ --                  $728,512
--------------------------------------------------------------------------------------

* Forward Foreign Currency Contracts are shown as a net payable on the Statement of Assets and Liabilities.

                     Pioneer Global Equity Fund | Annual Report | 8/31/11     41

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2011 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                   Change in
                                                                  Realized Gain    Unrealized
                                                                  or (Loss) on     Gain or (Loss)
                              Location of Gain or (Loss)          Derivatives      on Derivatives
                              on Derivatives Recognized           Recognized       Recognized
 Derivatives                  in Income                           in Income        in Income
-------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized gain (loss) on         $(43,014)
                              forward foreign currency contracts
                              and other assets and liabilities
                              denominated in foreign currencies

 Foreign Exchange Contracts   Change in unrealized gain on                         $(720,847)
                              forward foreign currency contracts
                              and other assets and liabilities
                              denominated in foreign currencies

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


42     Pioneer Global Equity Fund | Annual Report | 8/31/11

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the Fund), (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          Ernst & Young LLP

Boston, Massachusetts
October 26, 2011


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     43

ADDITIONAL INFORMATION (unaudited)

For the year ended August 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 85.29%.


44     Pioneer Global Equity Fund | Annual Report | 8/31/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations for at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                     Pioneer Global Equity Fund | Annual Report | 8/31/11     45

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation(s)                                             Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment         None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund
                            (Russia) (until June 2006); Director of Nano-C, Inc. (since
                            2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President and Director of Pioneer
                            Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering
                            Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);       None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

46    Pioneer Global Equity Fund | Annual Report | 8/31/11

Independent Trustees

--------------------------------------------------------------------------------
                        Position Held       Length of Service
Name and Age            with the Fund       and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)      Trustee             Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)       Trustee             Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation(s)                                                Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate advi-       Director of Enterprise Com-
                     sory services company) (1997 - 2004 and 2008 - present);               munity Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of the
                     based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                            (closed-end fund) (2010 -
                                                                                            present); and Director of
                                                                                            New York Mortgage Trust
                                                                                            (publicly traded mortgage
                                                                                            REIT) (2004 - 2009)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial advi-       Director of Marriott Interna-
                     sory firm) (1991 - present); Senior Managing Director, Brock           tional, Inc. (2008 -
                     Capital Group, LLC (strategic business advisors) 2010 - present);      present); Director of Dis-
                     Managing Director, Federal Housing Finance Board (oversight of         cover Financial Services
                     Federal Home Loan Bank system) (1989 - 1991); Vice President           (credit card issuer and elec-
                     and Head of International Finance, Federal National Mortgage           tronic payment services)
                     Association (1988 - 1989); U.S. Alternate Executive Director,          (2007 - present); Former
                     International Monetary Fund (1984 - 1988); Executive Assistant         Director of Briggs & Stratton
                     to Deputy Secretary of the U.S. Treasury, U.S. Treasury Depart-        Co. (engine manufacturer)
                     ment (1982 - 1984); and Vice President and Team Leader in              (2004 - 2009); Former
                     Corporate Banking, Bankers Trust Co. (1976 - 1982)                     Director of UAL Corporation
                                                                                            (airline holding company)
                                                                                            (2006 - 2010); Director of
                                                                                            ManTech International Cor-
                                                                                            poration (national security,
--------------------------------------------------------------------------------------------------------------------------

                        Pioneer Global Equity Fund | Annual Report | 8/31/11
47

--------------------------------------------------------------------------
                             Position Held     Length of Service
Name and Age                 with the Fund     and Term of Office
--------------------------------------------------------------------------
Mary K. Bush (continued)
--------------------------------------------------------------------------
Benjamin M. Friedman (67)    Trustee           Trustee since 2008.
                                               Serves until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal.
--------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age                Principal Occupation(s)                                        Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                   defense, and intelligence
                                                                                           technology firm) (2006 -
                                                                                           present); Member, Board of
                                                                                           Governors, Investment Com-
                                                                                           pany Institute (2007 -
                                                                                           present); Member, Board of
                                                                                           Governors, Independent
                                                                                           Directors Council (2007 -
                                                                                           present); Former Director of
                                                                                           Brady Corporation (2000 -
                                                                                           2007); Former Director of
                                                                                           Mortgage Guaranty Insur-
                                                                                           ance Corporation (1991 -
                                                                                           2006); Former Director of
                                                                                           Millennium Chemicals, Inc.
                                                                                           (commodity chemicals)
                                                                                           (2002 - 2005); Former
                                                                                           Director, R.J. Reynolds
                                                                                           Tobacco Holdings, Inc.
                                                                                           (tobacco) (1999 - 2005);
                                                                                           and Former Director of
                                                                                           Texaco, Inc. (1997 - 2001)
--------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional
                            University (1972 - present)                                    Funds Investment Trust and
                                                                                           Mellon Institutional Funds
                                                                                           Master Portfolio (oversaw
                                                                                           17 portfolios in fund com-
                                                                                           plex) (1989 - 2008)
--------------------------------------------------------------------------------------------------------------------------

48    Pioneer Global Equity Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------
                            Position Held     Length of Service
Name and Age                with the Fund     and Term of Office
--------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee           Trustee since 2005.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee           Trustee since 2006.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee           Trustee since 2005.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------
Stephen K. West (82)        Trustee           Trustee since 2005.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation(s)                                            Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-   Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);    cial Solutions, Inc. (investor
                            private investor (2004 - 2008); and Senior Executive Vice Presi-   communications and securi-
                            dent, The Bank of New York (financial and securities services)     ties processing provider for
                            (1986 - 2004)                                                      financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret &            Director of New America
                            Company, Inc. (investment banking firm) (1981 - present)           High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company) (2004 - present);
                                                                                               and member, Board of Gov-
                                                                                               ernors, Investment Company
                                                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                               investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager)
                                                                                               (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Global Equity Fund | Annual Report | 8/31/11
49

Fund Officers

--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation(s)                                             Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager - Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                             Funds from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

50    Pioneer Global Equity Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------
                          Position Held           Length of Service
Name and Age              with the Fund           and Term of Office
--------------------------------------------------------------------------
David F. Johnson (31)     Assistant Treasurer     Since 2009. Serves at
                                                  the discretion of the
                                                  Board.
--------------------------------------------------------------------------
Jean M. Bradley (58)      Chief Compliance        Since 2010. Serves at
                          Officer                 the discretion of the
                                                  Board.
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age            Principal Occupation(s)                                            Held by this Officer
------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Fund Administration Manager - Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager - Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds   None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
------------------------------------------------------------------------------------------------------------------

                      Pioneer Global Equity Fund | Annual Report | 8/31/11    51

                           This page for your notes.









52     Pioneer Global Equity Fund | Annual Report | 8/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------
                        Pioneer High Income
                        Municipal Fund
--------------------------------------------------------------------------------
                        Annual Report | August 31, 2011
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A PIMAX
                        Class C HICMX
                        Class Y HIMYX

                        [LOGO]PIONEER
                        Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       8
Performance Update                                                             9
Comparing Ongoing Fund Expenses                                               12
Schedule of Investments                                                       14
Financial Statements                                                          26
Notes to Financial Statements                                                 33
Report of Independent Registered Public Accounting Firm                       40
Trustees, Officers and Service Providers                                      42



              Pioneer High Income Municipal Fund | Annual Report | 8/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, and improved consumption. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11     3

Portfolio Management Discussion | 8/31/11

Despite facing down a variety of domestic and global headwinds during the 12 months ended August 31, 2011, municipal bonds finished the period with positive results. In the following interview, Timothy Pynchon, vice president at Pioneer and lead portfolio manager of Pioneer High Income Municipal Fund, discusses the factors that affected the municipal bond market and the Fund's performance over the 12-month period ended August 31, 2011. Mr. Pynchon is responsible for the day-to-day management of the Fund and is supported by David Eurkus, vice president of Pioneer.

Q     How did the Fund perform during the 12-month period ended August 31, 2011?

A Pioneer High Income Municipal Fund Class A shares returned 1.83% at net asset value during the 12 months ended August 31, 2011, while the Fund's benchmark, the Barclays Capital High Yield Municipal Bond Index (the Barclays Index), returned 3.45%. Over the same period the average return of the 126 mutual funds in Lipper's High Yield Municipal Debt Funds category was 0.86%. As of August 31, 2011, the Fund's Class A shares provided a 30-day SEC yield of 6.89%. As of August 31, 2011, 21.66% of the Fund's investments were subject to the federal Alternative Minimum Tax
      (AMT), and the Fund held investments in 207 bond issues from 30 states.

Q What was the investment environment like for high-yield municipal bonds during the 12 months ended August 31, 2011?

A The period started out on a positive note, with high-yield municipal bonds continuing a favorable performance trend that had begun in 2010. In November 2010, however, well-publicized remarks of one financial analyst warning of the possibility of widespread bankruptcies by municipalities cast a shadow over the municipal market, including high-yield issues. We did not share that view at the time and continue to believe that while budget shortfalls exist in many states and municipalities, the chance of widespread defaults and bankruptcies remains very small.

      The municipal bond market felt the effect of those remarks for several months, producing tepid results into mid-April 2011 when investors began to recognize the value that municipal bonds offered. At first, investors favored investment-grade bonds when they came back to the market, but gradually moved into high-yield issues. In July and August 2011, national and global concerns crept into the municipal market. For example, uncertainty about raising the U.S. debt ceiling as well as the potential for an

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/11 economic slowdown in Europe and its effect on the U.S. economy and corporate profitability weighed on investors. As a result, the municipal bond market closed the 12-month period ended August 31, 2011, in a slightly weaker, though positive, state.

Q What were your investment strategies for the Fund during the 12 months ended August 31, 2011, and how did they affect the Fund's performance?

A Throughout the period, we invested the Fund exclusively in revenue bonds, which rely on revenues from specific funding sources. We avoided general obligation bonds, which are financed by municipal tax revenues and are more directly exposed to the general financial problems of state and local governments. Investments in health care, particularly continuing care retirement communities, and airlines and airports accounted for the largest positions in the Fund's portfolio. As of August 31, 2011, approximately 40% of the Fund's assets were invested in health care; and approximately 24% of the Fund's assets were invested in airline and airport bonds. Education bonds accounted for 7.7% of assets, with the focus primarily on charter schools in areas with underperforming public school systems. As a way to meet redemptions during the weakness in the municipal market, we took advantage of the strong valuations of corporate revenue bonds and trimmed the Fund's exposure to the sector. We substantially reduced the Fund's investments in tobacco bonds because our fundamental view changed. Concerns about disputed payments within the national settlement agreement and a decline in consumption, which is likely to have a negative impact on the bonds over the long term, drove the changes. On August 31, 2011, approximately 2.0% of the Fund's assets were invested in tobacco bonds, down from roughly 11% of assets on February 28, 2011.

      The Fund's focus on revenue bonds, as opposed to general obligation bonds, benefited performance during the 12-month period. The Fund's position in tobacco bonds, which are not part of the benchmark Barclays Index, dampened results.

Q     What is your investment outlook?

A We are positive in our outlook for the high-yield municipal bond market. During 2011 the rate of new issuance has been robust, at approximately 45% of 2010 levels, and the fundamentals of the underlying assets are strong. We believe that some of the turmoil in other asset classes, including equities and other kinds of bonds, should also be positive for municipals, as municipal bonds appear to be relatively stable and are attractive on an absolute and a relative basis due to their comparatively high current yields. Despite our constructive outlook for the high-yield municipal bond market, we cannot ignore the macroeconomic issues currently in play on a global scale. We do not believe there will be a double-dip recession in the United States. However, we expect economic growth to be slower than originally

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11     5
      thought; and depending on investors' appetite for risk, that could have a negative impact on high-yield municipal bonds.

      As we manage the Fund during these uncertain economic times, our investment discipline will continue to be based on independent fundamental analysis. Before a security is added to the portfolio, we will maintain our practice of analyzing both the credit-worthiness of the issuer and the reliability and sustainability of the security's revenue stream. We believe there is value in the high-yield municipal bond market, as the tax-advantaged yields of municipal securities continue to compare favorably with yields provided by taxable bonds.

Please refer to the Schedule of Investments on pages 14-25 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of the Fund's income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer. By investing primarily in municipal securities, the Fund is more susceptible to adverse economic, political or regulatory developments than is a fund that invests more broadly.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

6     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Portfolio Summary | 8/31/11

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AA                                                                          3.0%
A                                                                           1.6%
BBB                                                                         4.9%
BB & Lower                                                                 90.5%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Maturity Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

< 1 year                                                                    0.9%
1 - 3 years                                                                 3.3%
3 - 6 years                                                                12.1%
6 - 8 years                                                                27.7%
8 - 10 years                                                               14.1%
10+  years                                                                 41.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1. Chicago Illinois O'Hare International Airport, 5.5%, 12/1/30           3.31%
 2. Florida Development, 7.625%, 6/15/41                                   3.21
 3. New York City Industrial Development Agency, 5.25%, 12/1/32            2.77
 4. Illinois Finance Authority, 8.125%, 2/15/40                            2.69
 5. Public Finance Authority, 8.25%, 6/1/46                                2.40
 6. Dallas-Fort Worth Texas International Airport, 5.5%, 11/1/30           2.30
 7. West Virginia Hospital Finance Authority, 9.125%, 10/1/41              2.29
 8. Capital Trust Agency, 7.75%, 1/1/41                                    2.17
 9. Rhode Island Health & Educational Building Corp., 8.375%, 1/1/46       2.09
10. Pennsylvania Economic Development Financing Authority, 6.0%, 6/1/31    2.07

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11     7

Prices and Distributions | 8/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                                  8/31/11           8/31/10
--------------------------------------------------------------------------------
 A                                                     $ 7.58            $ 7.97
--------------------------------------------------------------------------------
 C                                                     $ 7.58            $ 7.96
--------------------------------------------------------------------------------
 Y                                                     $ 7.49            $ 7.88
--------------------------------------------------------------------------------

Distributions per Share: 9/1/10-8/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Net Investment      Short-Term       Long-Term
Class                               Income        Capital Gains    Capital Gains
--------------------------------------------------------------------------------
 A                                 $ 0.5160            $ --            $ --
--------------------------------------------------------------------------------
 C                                 $ 0.4587            $ --            $ --
--------------------------------------------------------------------------------
 Y                                 $ 0.5288            $ --            $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital High Yield Municipal Bond Index measures the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

8     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer High Income Municipal Fund at public offering price, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                  Net Asset      Public Offering
Period                                            Value (NAV)    Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                                        1.04%           0.10%
1 Year                                            1.83           -2.81
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                  Gross          Net
--------------------------------------------------------------------------------
                                                  0.95%           0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer High Income    Barclays Capital High Yield
                           Municipal Fund         Municipal Bond Index
10/06                         $ 9,550                     $10,000
8/07                          $ 9,662                     $10,076
8/08                          $ 9,184                     $ 9,635
8/09                          $ 7,861                     $ 8,750
8/10                          $ 9,838                     $10,682
8/11                          $10,018                     $11,051

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11     9

Performance Update | 8/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                               If       If
Period                                                         Held     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                                                     0.16%    0.16%
1 Year                                                         1.19     1.19
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                               Gross    Net
--------------------------------------------------------------------------------
                                                               1.69%    1.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer High Income    Barclays Capital High Yield
                           Municipal Fund         Municipal Bond Index
10/06                         $10,000                     $10,000
8/07                          $10,026                     $10,076
8/08                          $ 9,430                     $ 9,635
8/09                          $ 7,999                     $ 8,750
8/10                          $ 9,928                     $10,682
8/11                          $10,046                     $11,051

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.


Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                               If       If
Period                                                         Held     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                                                     0.86%    0.86%
1 Year                                                         2.02     2.02
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                               Gross    Net
--------------------------------------------------------------------------------
                                                               0.67%    0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer High Income    Barclays Capital High Yield
                           Municipal Fund         Municipal Bond Index
10/06                        $5,000,000                 $5,000,000
8/07                         $5,040,643                 $5,037,963
8/08                         $4,765,972                 $4,817,672
8/09                         $4,084,381                 $4,374,981
8/10                         $5,094,276                 $5,340,982
8/11                         $5,197,079                 $5,525,277

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2011 through August 31, 2011.

--------------------------------------------------------------------------------
Share Class                                   A             C             Y
--------------------------------------------------------------------------------
Beginning Account                         $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/11
--------------------------------------------------------------------------------
Ending Account Value                      $ 1,066.06    $ 1,060.69    $ 1,064.82
(after expenses) on 8/31/11
--------------------------------------------------------------------------------
Expenses Paid                             $     4.58    $     8.47    $     3.49
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.63% and 0.67% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2011 through August 31, 2011.

--------------------------------------------------------------------------------
Share Class                                   A             C             Y
--------------------------------------------------------------------------------
Beginning Account                         $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/11
--------------------------------------------------------------------------------
Ending Account Value                      $ 1,020.77    $ 1,016.99    $ 1,021.83
(after expenses) on 8/31/11
--------------------------------------------------------------------------------
Expenses Paid                             $     4.48    $     8.29    $     3.41
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.63% and 0.67% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     13

Schedule of Investments | 8/31/11

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 98.8%
                                          Municipal General -- 0.1%
  1,175,000   12.00               NR/NR   Non-Profit Preferred Funding, Floating Rate
                                          Note, 9/15/37                                  $    743,141
-----------------------------------------------------------------------------------------------------
                                          Alabama -- 0.9%
  2,000,000                       NR/NR   Huntsville-Redstone VLG Alabama,
                                          6.875%, 1/1/43                                 $  1,769,780
  1,000,000                       B-/WR   Jefferson County Alabama Public Building,
                                          5.125%, 4/1/19                                      799,370
    985,000                       B-/WR   Jefferson County Public Building Authority,
                                          5.125%, 4/1/17                                      834,788
  3,000,000                       B-/WR   Jefferson County Public Building Authority,
                                          5.125%, 4/1/18                                    2,444,310
  2,000,000                       B-/WR   Jefferson County Public Building Authority,
                                          5.125%, 4/1/21                                    1,515,500
                                                                                         ------------
                                                                                         $  7,363,748
-----------------------------------------------------------------------------------------------------
                                          Arizona -- 0.8%
  2,000,000                       NR/NR   Pima County Arizona Development
                                          Authority, 7.0%, 1/1/38                        $  1,866,100
    750,000                       NR/NR   Pima County Arizona, 8.5%, 7/1/39                   778,433
  4,000,000                       NR/NR   San Luis Facility Development Corp.,
                                          8.375%, 5/1/27                                    3,895,120
                                                                                         ------------
                                                                                         $  6,539,653
-----------------------------------------------------------------------------------------------------
                                          California -- 5.9%
  2,000,000                       NR/NR   California Statewide Communities,
                                          7.5%, 6/1/42                                   $  2,053,920
    334,656                       NR/NR   California Statewide, 9.0%, 12/1/38 (d)              18,306
  4,810,000                       A-/NR   Compton Community Redevelopment
                                          Agency, 6.0%, 8/1/42                              4,710,433
  7,100,000                     BBB+/NR   County of Riverside Economic
                                          Development Agency, 0.0%, 12/1/41*                  606,553
  7,075,000                     BBB+/NR   County of Riverside Economic
                                          Development Agency, 0.0%, 12/1/42*                  557,227
  7,050,000                     BBB+/NR   County of Riverside Economic
                                          Development Agency, 0.0%, 12/1/43*                  511,901
  5,600,000                     BBB+/NR   County of Riverside Economic
                                          Development Agency, 0.0%, 12/1/44*                  374,864
 15,000,000                   BBB-/Baa3   Foothill-Eastern Transportation,
                                          0.0%, 1/15/33*                                    3,426,000
 10,000,000                   BBB-/Baa3   Foothill-Eastern Transportation,
                                          0.0%, 1/15/36*                                    1,789,900
 83,415,000                        B/NR   Golden State Tobacco Securitization Co.,
                                          0.0%, 6/1/47*                                     2,681,792
  2,000,000                     B-/Caa2   Los Angeles California Regulation,
                                          7.5%, 12/1/24                                     2,016,780

The accompanying notes are an integral part of these financial statements.

14     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          California -- (continued)
 28,055,000                     AA+/Aa3   Oceanside Unified School, 0.0%, 8/1/49*        $  2,108,614
  2,900,000                       A+/WR   Pittsburg Redevelopment Agency,
                                          0.0%, 8/1/25*                                     1,150,923
  8,790,000                       A+/WR   Pittsburg Redevelopment Agency,
                                          0.0%, 8/1/25*                                     2,505,238
  5,000,000                       A+/WR   Pittsburg Redevelopment Agency,
                                          0.0%, 8/1/28*                                     1,553,650
  9,145,000                       A+/WR   Pittsburg Redevelopment Agency,
                                          0.0%, 8/1/30*                                     2,412,451
 10,420,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/36*                                     1,936,140
 11,245,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/37*                                     1,952,919
 12,115,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/38*                                     1,956,451
 13,930,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/40*                                     1,969,981
 14,735,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/41*                                     1,941,926
 11,035,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/42*                                     1,359,071
 17,145,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/43*                                     1,955,044
 17,470,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/44*                                     1,855,139
 14,850,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/45*                                     1,473,120
 17,405,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/46*                                     1,607,352
 14,015,000                     AA+/Aa3   Stockton Unified School District,
                                          0.0%, 8/1/48*                                     1,114,052
  8,090,000                      A+/Aa2   Yuba Community College District,
                                          0.0%, 8/1/42*                                       954,377
                                                                                         ------------
                                                                                         $ 48,554,124
-----------------------------------------------------------------------------------------------------
                                          Colorado -- 2.3%
  1,055,000                       NR/NR   Colorado Educational, 5.625%, 12/1/36          $    758,461
  3,000,000                      BB/Ba2   Colorado Health Facilities Authority,
                                          5.75%, 1/1/37                                     2,621,580
  3,900,000                      BBB/NR   Denver Health, 1.333%, 12/1/33                    2,606,877
 10,000,000                       NR/NR   Kremmling Memorial Hospital District,
                                          7.125%, 12/1/45                                   9,922,400
  3,500,000                       NR/NR   Three Springs Metropolitan District,
                                          7.75%, 12/1/39                                    3,473,575
                                                                                         ------------
                                                                                         $ 19,382,893
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     15

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Florida -- 10.3%
 18,000,000                      NR/Ba3   Capital Trust Agency, 7.75%, 1/1/41            $ 17,630,100
  2,290,000                       NR/NR   County of Palm Beach Florida,
                                          2.0%, 6/1/16                                      2,304,702
  5,900,000                       NR/NR   Collier County Industrial Development
                                          Authority, 14.0%, 5/15/15                         5,870,087
 25,880,000                       NR/NR   Florida Development, 7.625%, 6/15/41             26,073,841
  4,050,000                      BB+/NR   Florida Keys College Campus Foundation,
                                          Inc., 7.0%, 11/1/42                               4,013,955
  1,000,000                       NR/NR   Greater Orlando Aviation Authority,
                                          6.375%, 11/15/26                                    951,360
 15,965,000                       NR/NR   Greater Orlando Aviation Authority,
                                          6.5%, 11/15/36                                   15,122,846
  2,830,000                       NR/NR   Hillsborough County Industrial
                                          Development, 6.5%, 7/1/29                         2,560,216
  1,410,000                       NR/NR   Hillsborough County Industrial
                                          Development, 6.7%, 7/1/21                         1,378,740
  2,380,000                       NR/NR   Hillsborough County Industrial
                                          Development, 6.75%, 7/1/29                        2,209,663
  6,200,000                      BB+/NR   Lee County Florida Industrial Development
                                          Authority, 5.375%, 6/15/37                        4,905,502
  1,870,000                       NR/NR   Liberty County Florida, 8.25%, 7/1/28             1,847,597
                                                                                         ------------
                                                                                         $ 84,868,609
-----------------------------------------------------------------------------------------------------
                                          Georgia -- 3.4%
  6,000,000                     CCC+/NR   Clayton County Development Authority,
                                          8.75%, 6/1/29                                  $  6,917,340
  7,000,000                     CCC+/NR   Clayton County Development Authority,
                                          9.0%, 6/1/35                                      7,483,840
  3,150,000                       NR/NR   Fulton County Georgia Water and Sewer
                                          Revenue, 5.0%, 7/1/27                             2,334,717
 16,500,000                       NR/NR   Fulton County Georgia Water and Sewer
                                          Revenue, 5.125%, 7/1/42                          10,839,015
                                                                                         ------------
                                                                                         $ 27,574,912
-----------------------------------------------------------------------------------------------------
                                          Hawaii -- 0.3%
  1,500,000                       NR/NR   Hawaii State Department Budget,
                                          7.5%, 11/15/15                                 $  1,517,595
  1,000,000                       NR/NR   Hawaii State Department Budget,
                                          9.0%, 11/15/44                                    1,111,850
                                                                                         ------------
                                                                                         $  2,629,445
-----------------------------------------------------------------------------------------------------
                                          Iowa -- 0.9%
  1,455,000                       NR/NR   Iowa Finance Authority Senior Housing,
                                          5.0%, 11/15/12                                 $  1,409,939
  1,445,000                       NR/NR   Iowa Finance Authority, 5.5%, 11/15/27            1,054,995
  4,365,000                       BB/NR   Iowa Finance Authority Senior Housing,
                                          5.5%, 11/15/37                                    2,908,487

The accompanying notes are an integral part of these financial statements.

16     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Iowa -- (continued)
  4,495,000                       NR/NR   Iowa Finance Authority Senior Housing,
                                          5.625%, 12/1/45                                $  2,404,780
                                                                                         ------------
                                                                                         $  7,778,201
-----------------------------------------------------------------------------------------------------
                                          Illinois -- 16.6%
 34,500,000                     NR/Caa2   Chicago Illinois O'Hare International
                                          Airport, 5.5%, 12/1/30                         $ 26,854,110
  3,000,000                      BB-/B1   Illinois Finance Authority,
                                          6.5%, 10/15/40                                    3,005,850
  1,690,000                       NR/NR   Illinois Finance Authority, 5.5%, 5/15/37         1,286,834
  5,000,000                       NR/NR   Illinois Finance Authority,
                                          5.625%, 2/15/37                                   3,974,750
  7,790,000                       NR/NR   Illinois Finance Authority,
                                          6.0%, 11/15/39                                    4,663,484
  4,500,000                       BB/NR   Illinois Finance Authority,
                                          6.25%, 11/15/35                                   3,790,215
  3,625,000                       NR/NR   Illinois Finance Authority, 7.0%, 5/15/18         3,624,456
  5,085,000                       NR/NR   Illinois Finance Authority,
                                          7.625%, 5/15/25                                   5,058,558
  1,735,000                       NR/NR   Illinois Finance Authority, 8.0%, 2/15/30         1,710,259
  1,750,000                       NR/NR   Illinois Finance Authority, 8.0%, 5/15/30         1,696,993
  7,545,000                       NR/NR   Illinois Finance Authority, 8.0%, 5/15/40         7,585,743
 10,965,000                       NR/NR   Illinois Finance Authority, 8.0%, 5/15/46        11,024,211
 22,490,000                       NR/NR   Illinois Finance Authority,
                                          8.125%, 2/15/40                                  21,853,758
  4,500,000                       BB/NR   Illinois Finance Authority,
                                          8.125%, 5/15/40                                   4,365,630
 13,275,000                       NR/NR   Illinois Finance Authority,
                                          8.25%, 2/15/46                                   12,956,267
 15,135,000                       BB/NR   Illinois Finance Authority,
                                          8.25%, 5/15/45                                   14,828,668
  3,320,000                       NR/NR   Southwestern Illinois Development
                                          Authority Revenue, 5.625%, 11/1/26                2,496,607
  2,500,000                       NR/NR   Southwestern Illinois Development
                                          Authority Revenue, 6.625%, 6/1/37                 2,331,725
  1,000,000                       NR/NR   Upper Illinois River Valley Development,
                                          7.25%, 11/15/40                                     952,270
  2,700,000                       NR/NR   Upper Illinois River Valley Development,
                                          7.375%, 11/15/45                                  2,598,885
                                                                                         ------------
                                                                                         $136,659,273
-----------------------------------------------------------------------------------------------------
                                          Indiana -- 1.5%
  3,500,000                       NR/NR   City of Crown Point, 8.0%, 11/15/39            $  3,562,370
    715,000                     B-/Caa2   City of East Chicago, 5.5%, 9/1/28                  553,753
  1,500,000                     BBB-/NR   Hammond Local Public Improvement,
                                          6.75%, 8/15/35                                    1,515,435

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     17

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Indiana -- (continued)
  2,435,000                       NR/NR   St. Joseph County Industrial Education,
                                          6.0%, 5/15/38                                  $  2,150,202
  4,000,000                       BB/NR   Vigo County Hospital Authority,
                                          8.0%, 9/1/41                                      4,251,720
                                                                                         ------------
                                                                                         $ 12,033,480
-----------------------------------------------------------------------------------------------------
                                          Kentucky -- 0.6%
  1,000,000                       NR/NR   Kentucky Economic Development Finance
                                          Authority, 7.0%, 5/15/30                       $  1,004,740
  1,750,000                       NR/NR   Kentucky Economic Development Finance
                                          Authority, 7.25%, 5/15/41                         1,716,278
  2,000,000                       NR/NR   Kentucky Economic Development Finance
                                          Authority, 7.375%, 5/15/46                        1,984,820
                                                                                         ------------
                                                                                         $  4,705,838
-----------------------------------------------------------------------------------------------------
                                          Massachusetts -- 1.8%
  1,750,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 5.5%, 11/15/22                 $  1,046,588
  3,155,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 5.75%, 11/15/35                   1,760,648
  1,060,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 5.75%, 11/15/42                     565,033
  2,000,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 6.75%, 10/25/37                   1,830,060
  2,500,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 7.25%, 6/1/16                     2,500,375
    500,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 7.5%, 6/1/29                        501,980
    880,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 7.625%, 10/15/37                    886,019
  2,000,000                       NR/NR   Massachusetts State Development
                                          Finance Agency, 7.875%, 6/1/44                    2,023,020
    500,000                      BBB/NR   Massachusetts State Development
                                          Finance Agency, 8.0%, 4/15/39                       554,010
  3,500,000                       NR/NR   Massachusetts State Health,
                                          6.5%, 1/15/38                                     2,722,160
                                                                                         ------------
                                                                                         $ 14,389,893
-----------------------------------------------------------------------------------------------------
                                          Maine -- 0.5%
  4,250,000                       NR/B2   Town of Rumford Maine,
                                          6.875%, 10/1/26                                $  3,859,128
-----------------------------------------------------------------------------------------------------
                                          Michigan -- 4.6%
    160,000                       NR/NR   Doctor Charles Drew Academy,
                                          5.7%, 11/1/36                                  $    104,547
  3,000,000                     BBB-/NR   Flint Michigan International Academy,
                                          5.75%, 10/1/37                                    2,449,050

The accompanying notes are an integral part of these financial statements.

18     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Michigan -- (continued)
  6,315,000                       NR/NR   Michigan Finance Authority,
                                          8.5%, 10/1/45                                  $  6,751,114
    350,000                      BB+/NR   Michigan Public Educational Facilities
                                          Authority, 7.25%, 4/1/20                            361,116
  2,020,000                      BB+/NR   Michigan Public Educational Facilities
                                          Authority, 8.0%, 4/1/40                           2,037,190
    500,000                     BBB-/NR   Michigan Public Educational Facilities
                                          Authority, 8.75%, 9/1/39                            536,585
  2,750,000                       NR/NR   Michigan State Hospital Finance Authority,
                                          5.5%, 11/15/35                                    2,206,930
  7,135,000                        A/A2   Michigan Strategic Fund, 6.75%, 3/1/40            7,255,082
  3,175,000                       NR/NR   Michigan Strategic Fund, 7.25%, 1/1/39            3,208,084
 18,285,000                      BBB/NR   Michigan Tobacco Settlement Finance,
                                          6.0%, 6/1/48                                     12,782,312
                                                                                         ------------
                                                                                         $ 37,692,010
-----------------------------------------------------------------------------------------------------
                                          Minnesota -- 2.3%
 15,000,000                       NR/NR   Bloomington Port Authority,
                                          9.0%, 12/1/35                                  $ 15,318,900
  1,500,000                       NR/NR   City of Brooklyn Park, 9.25%, 3/1/39              1,657,260
  2,260,000                       NR/B2   City of International Falls Minnesota,
                                          6.85%, 12/1/29                                    2,046,407
                                                                                         ------------
                                                                                         $ 19,022,567
-----------------------------------------------------------------------------------------------------
                                          Missouri -- 1.2%
  2,000,000                       B+/Ba   City of Manchester Missouri,
                                          6.875%, 11/1/39                                $  2,040,360
  2,000,000                       BB/NR   Community Memorial Hospital District,
                                          6.68%, 12/1/34                                    2,092,540
  4,500,000                       NR/NR   Kirkwood Industrial, 8.25%, 5/15/45               4,645,440
    500,000                       NR/Ca   St. Louis Missouri Development Authority,
                                          7.2%, 12/15/28 (d)                                  225,000
  1,365,000                       NR/Ca   St. Louis Missouri Industrial Development
                                          Revenue, 7.25%, 12/15/35 (d)                        614,250
                                                                                         ------------
                                                                                         $  9,617,590
-----------------------------------------------------------------------------------------------------
                                          North Carolina -- 0.8%
  1,665,000                       NR/NR   North Carolina Medical Care Commission,
                                          7.75%, 3/1/31                                  $  1,706,542
  4,725,000                       NR/NR   North Carolina Medical Care Commission,
                                          7.75%, 3/1/41                                     4,780,283
                                                                                         ------------
                                                                                         $  6,486,825
-----------------------------------------------------------------------------------------------------
                                          Nebraska -- 0.1%
  3,250,000                       NR/NR   Grand Island Nebraska Solid Waste,
                                          7.0%, 6/1/23 (d)                               $    910,878
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     19

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          New Jersey -- 3.1%
  5,035,000                        B/B3   New Jersey Economic Development
                                          Authority Special Facility Revenue,
                                          7.0%, 11/15/30                                 $  5,033,741
  3,960,000                        B/B3   New Jersey Economic Development
                                          Authority, 6.25%, 9/15/19                         3,843,299
  6,080,000                        B/B3   New Jersey Economic Development
                                          Authority, 6.25%, 9/15/29                         5,660,115
  3,000,000                        B/B3   New Jersey Economic Development
                                          Authority, 6.4%, 9/15/23                          2,888,040
  6,000,000                       NR/NR   New Jersey Economic Development
                                          Authority, 6.625%, 1/1/37                         5,568,420
  2,500,000                   CCC+/Caa2   New Jersey Economic Development
                                          Authority, 7.1%, 11/1/31                          2,055,250
                                                                                         ------------
                                                                                         $ 25,048,865
-----------------------------------------------------------------------------------------------------
                                          New Mexico -- 0.2%
  2,000,000                       NR/NR   County of Otero New Mexico,
                                          8.25%, 12/1/23                                 $  2,007,820
-----------------------------------------------------------------------------------------------------
                                          New York -- 8.8%
    285,000                       NR/NR   Dutchess County New York Industrial
                                          Development, 7.25%, 3/1/19                     $    281,737
    965,000                       NR/NR   Dutchess County New York Industrial
                                          Development, 7.5%, 3/1/29                           931,650
  1,365,000                       NR/NR   Dutchess County New York Industrial
                                          Development, 7.5%, 3/1/29                         1,317,826
  1,795,000                       NR/NR   Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30                            1,961,935
  8,000,000                       NR/NR   Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30                            8,744,000
 10,000,000                       NR/NR   Erie County Industrial Development
                                          Agency, 9.25%, 10/1/30                           10,930,000
  5,750,000                       NR/NR   Erie County New York, 6.0%, 11/15/36              4,177,720
  3,000,000                       NR/NR   Nassau County Industrial Development,
                                          6.7%, 1/1/43                                      2,804,130
 27,750,000                      BB-/B1   New York City Industrial Development
                                          Agency, 5.25%, 12/1/32                           22,469,453
  8,600,000                   CCC+/Caa2   New York City Industrial Development
                                          Agency, 6.9%, 8/1/24                              7,384,734
  3,650,000                     B-/Caa2   New York City Transportation Finance,
                                          5.125%, 5/15/30                                   2,943,506
 10,300,000                       BB/NR   Seneca Nation Indians Capital
                                          Improvements Authority, 5.0%, 12/1/23             8,474,840
                                                                                         ------------
                                                                                         $ 72,421,531
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Ohio -- 2.0%
 55,000,000                       NR/NR   Buckeye Tobacco Settlement Finance,
                                          0.0%, 6/1/47*                                  $  1,536,700
  6,000,000                     CCC+/B3   Cleveland Ohio Airport Revenue,
                                          5.375%, 9/15/27                                   5,206,980
  6,015,000                     CCC+/B3   Cleveland Ohio Airport Revenue,
                                          5.7%, 12/1/19                                     5,632,326
  3,510,000                     B-/Caa2   Ohio State Pollution Control Revenue,
                                          5.6%, 8/1/32                                      2,674,164
  1,970,000                     B-/Caa2   Ohio State Pollution Control Revenue,
                                          5.65%, 3/1/33                                     1,506,695
                                                                                         ------------
                                                                                         $ 16,556,865
-----------------------------------------------------------------------------------------------------
                                          Pennsylvania -- 3.6%
 20,800,000                     B-/Caa2   Pennsylvania Economic Development
                                          Financing Authority, 6.0%, 6/1/31              $ 16,806,816
  2,005,000                   CCC+/Caa3   Pennsylvania Economic Development,
                                          7.5%, 5/1/20                                      2,012,539
  9,075,000                   CCC+/Caa3   Pennsylvania Economic Development,
                                          8.0%, 5/1/29                                      9,304,325
  4,000,000                     AA+/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/38*                                       550,240
  3,925,000                     AA+/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/39*                                       499,849
  2,500,000                     AA+/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/41*                                       327,625
  1,925,000                     AA+/Aa3   Pittsburg Unified School District,
                                          0.0%, 9/1/42*                                       235,736
                                                                                         ------------
                                                                                         $ 29,737,130
-----------------------------------------------------------------------------------------------------
                                          Rhode Island -- 2.4%
  2,100,000                       NR/NR   Central Falls Rhode Island Detention
                                          Facility Corp., 7.25%, 7/15/35                 $  1,702,302
 16,700,000                       NR/NR   Rhode Island Health & Educational
                                          Building Corp., 8.375%, 1/1/46                   16,947,828
 17,200,000                        B/NR   Tobacco Settlement, 0.0%, 6/1/52*                   689,892
                                                                                         ------------
                                                                                         $ 19,340,022
-----------------------------------------------------------------------------------------------------
                                          Texas -- 15.1%
 23,535,000                     CCC+/NR   Alliance Airport Authority Texas,
                                          5.25%, 12/1/29                                 $ 15,567,696
  5,000,000                     CCC+/NR   Alliance Airport Authority Texas,
                                          5.75%, 12/1/29                                    3,528,200
 12,125,000                       CC/Ca   Brazos River Authority Texas,
                                          5.4%, 10/1/29                                     9,336,250
  2,500,000                       CC/Ca   Brazos River Authority Texas,
                                          5.75%, 5/1/36                                     2,425,000
  1,000,000                     CCC+/B3   City of Houston Texas, 6.125%, 7/15/27              936,360

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     21

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Texas -- (continued)
 27,435,000                     CCC+/NR   Dallas-Fort Worth Texas International
                                          Airport, 5.5%, 11/1/30                         $ 18,670,331
  6,605,000                   CCC+/Caa2   Dallas-Fort Worth Texas International
                                          Airport, 6.375%, 5/1/35                           4,876,868
    430,000                    BBB/Baa1   Equinix, Inc., 0.0%, 11/15/34*                       74,145
    248,873                       NR/NR   Gulf Coast Waste Disposal Authority Texas
                                          Revenue, 7.0%, 12/1/36 (d)                           13,638
  1,385,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/22*                                     606,935
  5,030,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/25*                                   1,767,391
  3,000,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/26*                                     972,120
  5,000,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/27*                                   1,504,500
 12,000,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/28*                                   3,325,200
 13,435,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/29*                                   3,424,985
  5,000,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/31*                                   1,096,950
  9,685,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/31*                                   2,126,439
  7,335,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/32*                                   1,471,694
    970,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/33*                                     181,196
    395,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/34*                                      68,414
    425,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/35*                                      68,255
  1,690,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/35*                                     270,147
 20,000,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/38*                                   2,843,800
 10,000,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/38*                                   1,240,700
 10,000,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/39*                                   1,133,600
    775,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/39*                                      91,504
  1,350,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/40*                                     146,529
  1,290,000                    BBB/Baa1   Harris County-Houston Sports Authority,
                                          0.0%, 11/15/41*                                     147,924

The accompanying notes are an integral part of these financial statements.

22     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Texas -- (continued)
  1,600,000                       NR/NR   HFDC of Central Texas, 7.75%, 11/15/29         $  1,550,400
  6,825,000                       NR/NR   HFDC of Central Texas, 7.75%, 11/15/44            6,305,072
  3,760,000                     CCC+/B3   Houston Texas Airport Systems Revenue,
                                          5.7%, 7/15/29                                     3,303,762
  3,120,000                     CCC+/B3   Houston Texas Airport, 6.125%, 7/15/27            2,921,443
  1,640,000                       NR/NR   Kinney County Public Facilities Corp.,
                                          7.0%, 11/1/25                                     1,575,712
  5,000,000                       NR/NR   Tarrant County Cultural Eduation,
                                          5.75%, 11/15/37                                   4,422,150
  2,000,000                       BB/Ba   Tarrant County Cultural Eduation,
                                          7.5%, 11/15/16                                    2,004,960
  1,775,000                       BB/NR   Tarrant County Cultural Eduation,
                                          8.0%, 11/15/28                                    1,810,944
  2,250,000                       NR/NR   Tarrant County Cultural Eduation,
                                          8.0%, 11/15/29                                    2,256,795
  2,000,000                       NR/NR   Tarrant County Cultural Eduation,
                                          8.125%, 11/15/39                                  2,005,280
  8,350,000                       NR/NR   Tarrant County Cultural Eduation,
                                          8.125%, 11/15/44                                  8,174,901
  5,000,000                       NR/NR   Tarrant County Cultural Eduation,
                                          8.25%, 11/15/44                                   5,076,200
  4,000,000                       NR/NR   Tarrant County Cultural Eduation,
                                          8.25%, 11/15/44                                   4,019,240
  1,000,000                       CC/NR   Texas Midwest Public Facility Corp.,
                                          9.0%, 10/1/30                                       599,820
                                                                                         ------------
                                                                                         $123,943,450
-----------------------------------------------------------------------------------------------------
                                          Utah -- 1.2%
  1,400,000                       NR/NR   Spanish Fork City Utah Charter,
                                          5.7%, 11/15/36                                 $  1,129,716
  1,510,000                       NR/NR   Utah State Charter School Finance
                                          Authority, 7.25%, 5/15/21                         1,562,367
  1,985,000                       NR/NR   Utah State Charter School Finance
                                          Authority, 8.125%, 5/15/31                        2,069,799
  5,145,000                       NR/NR   Utah State Charter School Finance
                                          Authority, 8.5%, 5/15/41                          5,378,892
                                                                                         ------------
                                                                                         $ 10,140,774
-----------------------------------------------------------------------------------------------------
                                          Virginia -- 0.1%
 53,095,000                       B+/NR   Tobacco Settlement Funding,
                                          0.0%, 6/1/47*                                  $  1,078,890
-----------------------------------------------------------------------------------------------------
                                          Washington -- 2.7%
  3,250,000                       NR/NR   Washington State Housing Finance,
                                          5.25%, 1/1/17                                  $  2,756,910
 12,500,000                       NR/NR   Washington State Housing Finance,
                                          5.625% 1/1/27                                     8,863,875

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     23

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Washington -- (continued)
 16,960,000                       NR/NR   Washington State Housing Finance,
                                          5.625%, 1/1/38                                 $ 10,890,694
                                                                                         ------------
                                                                                         $ 22,511,479
-----------------------------------------------------------------------------------------------------
                                          Wisconsin -- 2.4%
 19,325,000                       NR/NR   Public Finance Authority, 8.25%, 6/1/46        $ 19,516,318
-----------------------------------------------------------------------------------------------------
                                          West Virginia -- 2.3%
 18,000,000                       NR/NR   West Virginia Hospital Finance Authority,
                                          9.125%, 10/1/41                                $ 18,609,660
-----------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $809,563,332)                            $811,725,012
-----------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN
                                          SECURITIES -- 98.8%
                                          (Cost $809,563,332) (a)(b)                     $811,725,012
-----------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND LIABILITIES -- 1.2%           $ 10,093,867
-----------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                     $821,818,879
=====================================================================================================

NR    Not rated by either S&P or Moody's.

WR    Withdrawn rating

* Security issued with a zero coupon. Income is recognized through accretion of discount.

(a) At August 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $807,267,565 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $22,554,841
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                             (18,097,394)
                                                                                     -----------
         Net unrealized gain                                                         $ 4,457,447
                                                                                     ===========

(b) The concentration of investments by type of obligation/market sector is as follows:

       Revenue Bonds:
       Health Revenue                                                      40.3%
       Transportation                                                      23.9
       Various Revenues                                                    11.9
       Education                                                            7.7
       Insured                                                              7.4
       Pollution Control Revenue                                            5.3
       Special Revenues                                                     2.4
       Housing                                                              0.8
       Water & Sewer                                                        0.3
--------------------------------------------------------------------------------
                                                                          100.0%
================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(d)   Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2011 aggregated $701,391,567 and $443,878,080, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 -- quoted prices in active markets for identical securities

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (see
Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                              Level 1    Level 2         Level 3    Total
--------------------------------------------------------------------------------
Municipal Bonds               $--        $811,725,012    $--        $811,725,012
--------------------------------------------------------------------------------
Total                         $--        $811,725,012    $--        $811,725,012
================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     25

Statement of Assets and Liabilities | 8/31/11

ASSETS:
  Investment in securities, at value (cost $809,563,332)     $811,725,012
  Receivables --
   Fund shares sold                                             3,952,893
   Dividends, interest and foreign taxes withheld              15,055,946
  Other                                                            54,311
-------------------------------------------------------------------------
     Total assets                                            $830,788,162
-------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                           $  2,058,356
   Fund shares repurchased                                      2,818,482
   Dividends                                                    1,391,335
  Due to bank                                                   2,538,142
  Due to affiliates                                                63,522
  Accrued expenses                                                 99,446
-------------------------------------------------------------------------
     Total liabilities                                       $  8,969,283
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                            $840,155,108
  Undistributed net investment income                           1,632,475
  Accumulated net realized loss on investments                (22,130,384)
  Net unrealized gain on investments                            2,161,680
-------------------------------------------------------------------------
     Total net assets                                        $821,818,879
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $378,882,617/50,011,100 shares)          $       7.58
  Class C (based on $244,847,520/32,303,661 shares)          $       7.58
  Class Y (based on $198,088,742/26,438,730 shares)          $       7.49
MAXIMUM OFFERING PRICE:
  Class A ($7.58 [divided by] 95.5%)                         $       7.94
=========================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Statement of Operations

For the Year Ended 8/31/11

INVESTMENT INCOME:
  Interest                                                 $54,096,720
----------------------------------------------------------------------------------------
     Total investment income                                                $ 54,096,720
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 3,391,298
  Transfer agent fees
   Class A                                                      86,949
   Class C                                                      49,652
   Class Y                                                       8,094
  Distribution fees
   Class A                                                     880,545
   Class C                                                   2,173,220
  Shareholder communications expense                           259,571
  Administrative reimbursement                                 208,050
  Custodian fees                                                19,501
  Registration fees                                            116,115
  Professional fees                                             85,144
  Printing expense                                              45,342
  Fees and expenses of nonaffiliated Trustees                   23,494
  Interest expense                                              53,310
  Miscellaneous                                                 25,770
----------------------------------------------------------------------------------------
     Total expenses                                                         $  7,426,055
----------------------------------------------------------------------------------------
       Net investment income                                                $ 46,670,665
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                          $(11,110,342)
----------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                              $(19,956,783)
----------------------------------------------------------------------------------------
  Net loss on investments                                                   $(31,067,125)
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 15,603,540
========================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     27

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            8/31/11            8/31/10
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $ 46,670,665       $ 18,909,673
Net realized gain (loss) on investments                      (11,110,342)        (1,003,788)
Change in net unrealized gain (loss) on investments          (19,956,783)        30,875,626
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 15,603,540       $ 48,781,511
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.52 and $0.55 per share, respectively)        $(23,970,994)      $(11,064,401)
   Class C ($0.46 and $0.48 per share, respectively)         (13,170,041)        (5,630,158)
   Class Y ($0.53 and $0.56 per share, respectively)          (8,328,485)        (1,816,573)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(45,469,520)      $(18,511,132)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $641,124,820       $563,773,504
Reinvestment of distributions                                 33,713,271          8,094,759
Cost of shares repurchased                                  (396,302,944)       (91,936,683)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                $278,535,147       $479,931,580
-------------------------------------------------------------------------------------------
   Net increase in net assets                               $248,669,167       $510,201,959
NET ASSETS:
Beginning of year                                            573,149,712         62,947,753
-------------------------------------------------------------------------------------------
End of year                                                 $821,818,879       $573,149,712
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $  1,632,475       $    485,854
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

----------------------------------------------------------------------------------------------
                                 '11 Shares      '11 Amount       '10 Shares     '10 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                       44,404,439     $335,670,830     41,790,571     $319,790,605
Reinvestment of distributions      2,533,975       19,113,357        677,973        5,187,450
Less shares repurchased          (35,985,432)    (271,793,681)    (9,011,504)     (69,015,829)
----------------------------------------------------------------------------------------------
   Net increase                   10,952,982     $ 82,990,506     33,457,040     $255,962,226
==============================================================================================
Class C
Shares sold                       16,070,267     $122,778,656     21,421,703     $163,353,586
Reinvestment of distributions      1,243,136        9,376,715        301,759        2,304,141
Less shares repurchased           (8,133,819)     (60,947,257)    (1,867,978)     (14,192,664)
----------------------------------------------------------------------------------------------
   Net increase                    9,179,584     $ 71,208,114     19,855,484     $151,465,063
==============================================================================================
Class Y
Shares sold                       24,449,133     $182,675,334     10,597,255     $ 80,629,313
Reinvestment of distributions        700,304        5,223,199         79,439          603,168
Less shares repurchased           (8,578,076)     (63,562,006)    (1,150,180)      (8,728,190)
----------------------------------------------------------------------------------------------
   Net increase                   16,571,361     $124,336,527      9,526,514     $ 72,504,291
==============================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     29

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10/17/06 (a)
                                                                    Year        Year        Year         Year         (Commencement
                                                                    Ended       Ended       Ended        Ended        of Operations)
                                                                    8/31/11     8/31/10     8/31/09      8/31/08      to 8/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $   7.97    $   6.84    $   8.70     $   9.72     $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.53    $   0.55    $   0.56     $   0.54     $   0.44
 Net realized and unrealized gain (loss) on investments                (0.40)       1.12       (1.86)       (1.01)       (0.29)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations  $   0.13    $   1.67    $   (1.30)   $  (0.47)    $   0.15
Distributions to shareowners:
 Net investment income                                                 (0.52)      (0.55)      (0.56)       (0.55)       (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                     $  (0.39)   $   1.12    $  (1.86)    $  (1.02)    $  (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.58    $   7.97    $   6.84     $   8.70     $   9.72
====================================================================================================================================
Total return*                                                           1.83%      25.15%     (14.41)%      (4.95)%       1.45%***
Ratio of net expenses to average net assets+                            0.88%       0.90%       0.90%        0.90%        0.90%**
Ratio of net investment income to average net assets+                   6.98%       7.08%       8.32%        5.92%        5.31%**
Portfolio turnover rate                                                   65%         15%         50%          59%         130%***
Net assets, end of period (in thousands)                            $378,883    $311,324    $ 38,312     $ 38,717     $ 16,637
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                           0.88%       0.95%       1.28%        1.21%        1.77%**
 Net investment income                                                  6.98%       7.03%       7.95%        5.61%        4.44%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                           0.88%       0.90%       0.90%        0.90%        0.90%**
 Net investment income                                                  6.98%       7.08%       8.32%        5.92%        5.31%**
====================================================================================================================================

(a)   Class A shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
***   Not annualized.
+     Ratio with no reduction for fees paid indirecly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Income Municipal Fund | Annual Report | 8/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10/17/06 (a)
                                                                    Year        Year        Year         Year         (Commencement
                                                                    Ended       Ended       Ended        Ended        of Operations)
                                                                    8/31/11     8/31/10     8/31/09      8/31/08      to 8/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $   7.96    $   6.83    $   8.68     $   9.71     $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.47    $   0.49    $   0.50     $   0.46     $   0.36
 Net realized and unrealized gain (loss) on investments                (0.39)       1.12       (1.85)       (1.03)       (0.30)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations  $   0.08    $   1.61    $  (1.35)    $  (0.57)    $   0.06
Distributions to shareowners:
 Net investment income                                                 (0.46)      (0.48)      (0.50)       (0.46)       (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.38)   $   1.13    $  (1.85)    $  (1.03)    $  (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.58    $   7.96    $   6.83     $   8.68     $   9.71
====================================================================================================================================
Total return*                                                           1.19%      24.11%     (15.17)%      (5.94)%       0.56%***
Ratio of net expenses to average net assets+                            1.63%       1.69%       1.80%        1.80%        1.80%**
Ratio of net investment income to average net assets+                   6.24%       6.31%       7.44%        5.11%        4.35%**
Portfolio turnover rate                                                   65%         15%         50%          59%         130%***
Net assets, end of period (in thousands)                            $244,848    $184,068    $ 22,319     $ 20,915     $  6,445
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                           1.63%       1.69%       1.98%        1.95%        2.72%**
 Net investment income                                                  6.24%       6.31%       7.26%        4.96%        3.43%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                           1.63%       1.69%       1.80%        1.80%        1.80%**
 Net investment income                                                  6.24%       6.31%       7.44%        5.11%        4.35%**
====================================================================================================================================

(a)   Class C shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
***   Not annualized.
+     Ratio with no reduction for fees paid indirecly.

The accompanying notes are an integral part of these financial statements.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11    31

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10/17/06 (a)
                                                                    Year        Year        Year         Year         (Commencement
                                                                    Ended       Ended       Ended        Ended        of Operations)
                                                                    8/31/11     8/31/10     8/31/09      8/31/08      to 8/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $   7.88    $   6.80    $   8.63     $   9.69     $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.53    $   0.57    $   0.55     $   0.53     $   0.42
 Net realized and unrealized gain (loss) on investments                (0.39)       1.08       (1.83)       (1.05)       (0.30)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations  $   0.14    $   1.65    $  (1.28)    $  (0.52)    $   0.12
Distributions to shareowners:
 Net investment income                                                 (0.53)      (0.56)      (0.55)       (0.54)       (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.39)   $   1.09    $  (1.83)    $  (1.06)    $  (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.49    $   7.88    $   6.80     $   8.63     $   9.69
====================================================================================================================================
Total return*                                                           2.02%      24.73%     (14.30)%      (5.45)%       1.12%***
Ratio of net expenses to average net assets+                            0.67%       0.67%       0.99%        1.00%        1.23%**
Ratio of net investment income to average net assets+                   7.21%       7.32%       8.23%        5.80%        4.70%**
Portfolio turnover rate                                                   65%         15%         50%          59%         130%***
Net assets, end of period (in thousands)                            $198,089    $ 77,757    $  2,317     $  1,142     $  1,080
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                           0.67%       0.67%       1.04%        1.00%        2.11%**
 Net investment income                                                  7.21%       7.32%       8.18%        5.80%        3.82%**
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                           0.67%       0.67%       0.99%        0.99%        1.23%**
 Net investment income                                                  7.21%       7.32%       8.23%        5.81%        4.70%**
====================================================================================================================================

(a)   Class Y shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
***   Not annualized.
+     Ratio with no reduction for fees paid indirecly.

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Notes to Financial Statements | 8/31/11

1.    Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund commenced operations on October 17, 2006. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required.

      Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At August 31, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, exempt interest income, and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision

34     Pioneer High Income Municipal Fund | Annual Report | 8/31/11
      is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      At August 31, 2011, the Fund had a net capital loss carryforward of $8,649,148, of which the following amounts will expire in 2017 and 2018 if not utilized: $2,640,380 in 2017 and $6,008,768 in 2018.

      The Fund has elected to defer approximately $13,467,896 of capital losses recognized between November 1, 2010 and August 31, 2011 to its fiscal year ending August 31, 2012.

      At August 31, 2011, the Fund reclassified $54,524 to decrease undistributed net investment income and $54,524 to decrease accumulated net realized loss, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 was as follows:

--------------------------------------------------------------------------------
                                                             2011           2010
--------------------------------------------------------------------------------
Distributions paid from:
Tax-exempt income                                     $44,987,348    $18,450,635
Ordinary income                                           482,172         60,497
--------------------------------------------------------------------------------
   Total                                              $45,469,520    $18,511,132
================================================================================

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     35

      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed tax exempt income                                   $     714,703
Capital loss carryforward                                            (8,649,148)
Post-October loss deferred                                          (13,467,896)
Dividend payable                                                     (1,391,335)
Net unrealized gain                                                   4,457,447
--------------------------------------------------------------------------------
   Total                                                          $ (18,336,229)
================================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $268,442 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2011.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

36     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

2.    Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion. For the year ended August 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce the Fund's expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,621 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2011.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                 $ 91,539
Class C                                                                   72,580
Class Y                                                                   95,452
--------------------------------------------------------------------------------
   Total                                                                $259,571
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,647 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2011.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     37

4.    Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,254 in distribution fees payable to PFD at August 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2011, CDSCs in the amount of $360,114 were paid to PFD.

5.    Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2011, the Fund's expenses were not reduced under such arrangements.

6.    Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

38     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

For the year ended August 31, 2011, the average daily amount of borrowings outstanding during the period was $2,464,518. The related weighted average annualized interest rate for the period was 1.52%, and the total interest expense on such borrowings was $53,310. As of August 31, 2011, there were no borrowings outstanding.

7.    Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     39

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
October 26, 2011

40     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 100.0% and 0.0%, respectively.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations for at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

42     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Interested Trustees

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Chairman of the Board,    Trustee since 2005.
                              Trustee and President     Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee and Executive     Trustee since 2007.
                              Vice President            Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Interested Trustees
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                  Principal Occupation(s)                                                Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Non-Executive Chairman and a director of Pioneer Investment            None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional Asset
                              Management, Inc. (since 2006); Director of Pioneer Alternative
                              Investment Management Limited (Dublin); President and a direc-
                              tor of Pioneer Alternative Investment Management (Bermuda)
                              Limited and affiliated funds; Deputy Chairman and a director of
                              Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                              2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                              sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                              Director of Cole Management Inc. (since 2004); Director of Fidu-
                              ciary Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); President of all of the
                              Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                              Dorr LLP
--------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Director, CEO and President of PIM-USA (since February 2007);          None
                              Director and President of Pioneer and Pioneer Institutional Asset
                              Management, Inc. (since February 2007); Executive Vice Presi-
                              dent of all of the Pioneer Funds (since March 2007); Director of
                              PGAM (2007 - 2010); Head of New Europe Division, PGAM
                              (2000 - 2005); and Head of New Markets Division, PGAM
                              (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11    43

Independent Trustees

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee                   Trustee since 2005.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)             Trustee                   Trustee since 2005.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Independent Trustees
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                  Principal Occupation(s)                                                Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Managing Partner, Federal City Capital Advisors (corporate advi-       Director of Enterprise Com-
                              sory services company) (1997 - 2004 and 2008 - present);               munity Investment, Inc.
                              Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                              held research and consulting company) (2010); Executive Vice           housing finance company)
                              President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                              health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                              Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of the
                              based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                                     (closed-end fund) (2010 -
                                                                                                     present); and Director of
                                                                                                     New York Mortgage Trust
                                                                                                     (publicly traded mortgage
                                                                                                     REIT) (2004 - 2009)
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)             Chairman, Bush International, LLC (international financial advi-       Director of Marriott Interna-
                              sory firm) (1991 - present); Senior Managing Director, Brock           tional, Inc. (2008 -
                              Capital Group, LLC (strategic business advisors) 2010 - present);      present); Director of Dis-
                              Managing Director, Federal Housing Finance Board (oversight of         cover Financial Services
                              Federal Home Loan Bank system) (1989 - 1991); Vice President           (credit card issuer and elec-
                              and Head of International Finance, Federal National Mortgage           tronic payment services)
                              Association (1988 - 1989); U.S. Alternate Executive Director,          (2007 - present); Former
                              International Monetary Fund (1984 - 1988); Executive Assistant         Director of Briggs & Stratton
                              to Deputy Secretary of the U.S. Treasury, U.S. Treasury Depart-        Co. (engine manufacturer)
                              ment (1982 - 1984); and Vice President and Team Leader in              (2004 - 2009); Former
                              Corporate Banking, Bankers Trust Co. (1976 - 1982)                     Director of UAL Corporation
                                                                                                     (airline holding company)
                                                                                                     (2006 - 2010); Director of
                                                                                                     ManTech International Cor-
                                                                                                     poration (national security,
----------------------------------------------------------------------------------------------------------------------------------

44    Pioneer High Income Municipal Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Mary K. Bush (continued)
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee                   Trustee since 2008.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                  Principal Occupation(s)                                                Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                             defense, and intelligence
                                                                                                     technology firm) (2006 -
                                                                                                     present); Member, Board of
                                                                                                     Governors, Investment Com-
                                                                                                     pany Institute (2007 -
                                                                                                     present); Member, Board of
                                                                                                     Governors, Independent
                                                                                                     Directors Council (2007 -
                                                                                                     present); Former Director of
                                                                                                     Brady Corporation (2000 -
                                                                                                     2007); Former Director of
                                                                                                     Mortgage Guaranty Insur-
                                                                                                     ance Corporation (1991 -
                                                                                                     2006); Former Director of
                                                                                                     Millennium Chemicals, Inc.
                                                                                                     (commodity chemicals)
                                                                                                     (2002 - 2005); Former
                                                                                                     Director, R.J. Reynolds
                                                                                                     Tobacco Holdings, Inc.
                                                                                                     (tobacco) (1999 - 2005);
                                                                                                     and Former Director of
                                                                                                     Texaco, Inc. (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     William Joseph Maier Professor of Political Economy, Harvard           Trustee, Mellon Institutional
                              University (1972 - present)                                            Funds Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund com-
                                                                                                     plex) (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------------

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11    45

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Trustee                   Trustee since 2005.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee                   Trustee since 2006.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (63)      Trustee                   Trustee since 2005.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Stephen K. West (82)          Trustee                   Trustee since 2005.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                  Principal Occupation(s)                                                Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Founding Director, Vice President and Corporate Secretary, The         None
                              Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and Organiza-
                              tional Learning, Xerox PARC, Xerox's Advance Research Center
                              (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-       Director, Broadridge Finan-
                              ogy products for securities lending industry) (2008 - present);        cial Solutions, Inc. (investor
                              private investor (2004 - 2008); and Senior Executive Vice Presi-       communications and securi-
                              dent, The Bank of New York (financial and securities services)         ties processing provider for
                              (1986 - 2004)                                                          financial services industry)
                                                                                                     (2009 - present); and
                                                                                                     Director, Quadriserv, Inc.
                                                                                                     (2005 - present)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)      President and Chief Executive Officer, Newbury, Piret & Company,       Director of New America
                              Inc. (investment banking firm) (1981 - present)                        High Income Fund, Inc.
                                                                                                     (closed-end investment
                                                                                                     company) (2004 - present);
                                                                                                     and member, Board of Gov-
                                                                                                     ernors, Investment Company
                                                                                                     Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -             Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to 1998)         Fund, Inc. (closed-end
                                                                                                     investment company); and
                                                                                                     Director, AMVESCAP, PLC
                                                                                                     (investment manager)
                                                                                                     (1997 - 2005)
-----------------------------------------------------------------------------------------------------------------------------------

46    Pioneer High Income Municipal Fund | Annual Report | 8/31/11

Fund Officers

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary                 Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)        Assistant Secretary       Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant Secretary       Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer                 Since 2008. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Treasurer       Since 2005. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)            Assistant Treasurer       Since 2005. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------

Fund Officers
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                  Principal Occupation(s)                                                Held by this Officer
-------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer since          None
                              January 2008 and Secretary of all of the Pioneer Funds since
                              June 2010; Assistant Secretary of all of the Pioneer Funds from
                              September 2003 to May 2010; and Vice President and Senior
                              Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)        Fund Governance Director of Pioneer since December 2006 and            None
                              Assistant Secretary of all the Pioneer Funds since June 2010;
                              Manager -- Fund Governance of Pioneer from December 2003 to
                              November 2006; and Senior Paralegal of Pioneer from January
                              2000 to November 2003
-------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary of          None
                              all the Pioneer Funds since June 2010; and Vice President and
                              Counsel at State Street Bank from October 2004 to June 2007
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President -- Fund Accounting, Administration and Controller-      None
                              ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                              since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                              Funds from March 2004 to February 2008
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Vice President -- Fund Accounting, Administration and        None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)            Fund Accounting Manager -- Fund Accounting, Administration             None
                              and Controllership Services of Pioneer; and Assistant Treasurer of
                              all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------

              Pioneer High Income Municipal Fund | Annual Report | 8/31/11    47

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant Treasurer       Since 2009. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance          Since 2010. Serves at
                              Officer                   the discretion of the
                                                        Board.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                  Principal Occupation(s)                                                Held by this Officer
-------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager -- Fund Accounting, Administration         None
                              and Controllership Services since November 2008; Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; and
                              Client Service Manager -- Institutional Investor Services at State
                              Street Bank from March 2003 to March 2007
-------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer Funds       None
                              since March 2010; Director of Adviser and Portfolio Compliance
                              at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                              October 2005
-------------------------------------------------------------------------------------------------------------------------

48    Pioneer High Income Municipal Fund | Annual Report | 8/31/11

                           This page for your notes.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     49

                           This page for your notes.

50     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

                           This page for your notes.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/11     51

                           This page for your notes.

52     Pioneer High Income Municipal Fund | Annual Report | 8/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Series, including fees associated with the filings of its Form N-1A, totaled approximately $124,143 in 2011 and approximately
$124,143 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2011 or 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $33,160 in 2011 and $33,160 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended August 31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $33,160 in 2011 and $33,160 in 2010.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 28, 2011

* Print the name and title of each signing officer under his or her signature.